[LOGO] STATE STREET RESEARCH

Investment Trust
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                Annual Report to Shareholders
                                December 31, 2001

In This Report    Another Disappointing
                  Year for the Stock Market

                                    [GRAPHIC]

                         plus
                            A Review of Fund Performance,
                            Key Facts and Financial Statements

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   Contents

2  12 Month Review

   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective

   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

Welcoming a New Year has never felt better. While we will not easily forget the challenges that shaped 2001, we are happy to be looking ahead to the opportunities of a new year.

[PHOTO]
Richard S. Davis

The U.S. stock market has already made up lost ground, and U.S. bond markets have been the wise investor's cushion against volatility. Even the U.S. economy is showing signs of stabilizing. Now, all eyes are on American business, its profit prospects and spending plans for the year ahead.

While it is not clear where the winners will come from in this new economic cycle, history has taught us to look at the companies and market sectors that are attractively priced and positioned to grow. As always, our fundamental research is focused on finding those opportunities for State Street Research funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
December 31, 2001

[GRAPHIC]
12 Month Review  Management's Discussion of Fund Performance Part 1

                           How State Street Research
                           Investment Trust Performed

State Street Research Investment Trust returned -18.44% for the 12-month period ended December 31, 2001.(1) That was less than the S&P 500 Index, which returned -11.88% over the same period.(2) The fund also underperformed the Lipper Large-Cap Core Funds Average, which returned -13.77% for the period.(3)

Reasons for the Fund's  Performance

We entered 2001 anticipating a modest slowdown in the economy but encouraged by the Federal Reserve Board's commitment to lower short-term interest rates. As a result, we positioned the fund somewhat aggressively, which hurt performance when the environment deteriorated beyond our expectation. Corporate earnings were worse than we expected, a recession ensued, and the events of September 11 took a toll on industry groups such as insurance, which was a key holding in the portfolio. Although we did not have an unusually high weighting in technology, the sector's weakness was a drag on the portfolio until the fourth quarter, when the fund's performance turned around. Insurance stocks rebounded. Technology stocks soared. Our investment in media and retail stocks also did well.

Looking Ahead

After two difficult years for stocks, we are optimistic that the year ahead will provide a better backdrop for the markets. Our outlook is for an economic recovery in the first half of 2002. The fund's emphasis on cyclical and industrial areas should benefit from an improved economy and corporate earnings growth. However, because we expect market volatility to remain high, a solid core of defensive holdings remains in the fund.

More Management's Discussion of Fund Performance on pages 4 and 5. [ ]

Class A Shares(1)

     -18.44%

"The fund is positioned to take advantage of an economic recovery."

[PHOTO]
John Wilson
Portfolio Manager,
State Street Research Investment Trust

S&P 500 Index(2)
     -11.88%

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

2 State Street Research Investment Trust

[GRAPHIC] The Fund at a Glance as of 12/31/01

State Street Research Investment Trust focuses on long-term growth of capital.

                         Total Net Assets: $2.4 billion
--------------------------------------------------------------------------------
Hits & Misses

[GRAPHIC]
Baxter

The stock of this leading manufacturer of hospital-related products rose as it met earnings expectations and demonstrated its potential for higher earnings growth going forward. We took some profits, but held onto our position.

[GRAPHIC]
American Tower

As the outlook for wireless spending deteriorated, the earnings prospects for American Tower suffered and its high debt became a burden that investors could not ignore. We sold the stock.

Top 10 Holdings

         Issuer/Security                % of fund assets

 1       Intel                                      4.5%
 2       Microsoft                                  3.9%
 3       ACE Limited                                3.1%
 4       Citigroup                                  2.9%
 5       General Electric                           2.8%
 6       Pfizer                                     2.7%
 7       AOL Time Warner                            2.6%
 8       Pharmacia                                  2.5%
 9       Target                                     2.3%
10       Viacom                                     2.2%
         Total                                     29.5%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 12/31/01(4, 5)
(at maximum applicable sales charge)

        1 Year     5 Years     10 Years
-------------------------------------------
       -23.13%      7.59%       10.04%

S&P 500 Index as of 12/31/01(2)

        1 Year     5 Years     10 Years
-------------------------------------------
       -11.88%      10.70%      12.93%

Fund average annual total return as of 12/31/01(4)
(does not reflect sales charge)

        1 Year     5 Years     10 Years
-------------------------------------------
       -18.44%      8.87%       10.70%

See pages 4 and 5 for data on other share classes.

--------------------------------------------------------------------------------
Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

December 31, 2000

Drugs & Biotechnology                      15.8%
Miscellaneous Financial                     9.7%
Multi-Sector Companies                      6.9%
Insurance                                   6.2%
Computer Software                           5.4%

December 31, 2001

Drugs & Biotechnology                      13.1%
Communications, Media & Entertainment       7.6%
Electronics: Semiconductors/Components      6.8%
Miscellaneous Financial                     6.4%
Retail                                      6.2%

--------------------------------------------------------------------------------
Ticker Symbols
State Street Research Investment Trust
Class A: SITAX  Class B(1): SITPX  Class B: SITBX  Class C: SITDX Class S: STSTX
--------------------------------------------------------------------------------

(1)  Does not reflect sales charge.

(2) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(5)  Performance reflects a maximum 5.75% Class A front-end sales charge.

[GRAPHIC]
Performance in Perspective Management's Discussion of Fund Performance Part 2

                  Performance Figures as of December 31, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years     10 Years    (7/29/24)
(does not reflect          -------------------------------------------------
sales charge)                -18.44%      52.98%     176.27%    1,040,260.71%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years     10 Years    (7/29/24)
(at maximum applicable     -------------------------------------------------
sales charge)                -23.13%       7.59%      10.04%       12.59%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                       Class A                       S&P 500
                  ------------------------------------------------
91                      9425                         10000
92                     10017                         10761
93                     11009                         11843
94                     10587                         11999
95                     14064                         16502
96                     17021                         20289
97                     21942                         27055
98                     28332                         34792
99                     33928                         42110
00                     31927                         38278
01                     26039                         33732

--------------------------------------------------------------------------------
Class B(1) Back Load

o   No initial sales charge
o   Deferred sales charge of 5% or less on shares you sell within six years
o   Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years     10 Years    (7/29/24)
(does not reflect          -------------------------------------------------
sales charge)                -18.92%      47.63%      159.83%    978,356.69%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years     10 Years    (7/29/24)
(at maximum applicable     -------------------------------------------------
sales charge)                -22.94%       7.81%       10.02%      12.59%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                       Class B(1)                    S&P 500
                  ------------------------------------------------
91                     10000                         10000
92                     10628                         10761
93                     11623                         11843
94                     11108                         11999
95                     14648                         16502
96                     17600                         20289
97                     22493                         27055
98                     28849                         34792
99                     34305                         42110
00                     32046                         38278
01                     25983                         33732

4 State Street Research Investment Trust

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from
                  another Class B account)

o    No initial sales charge
o    Deferred sales charge of 5% or less on shares you sell within five years
o Annual distribution/service (12b-1) fee of 1.00% (effective May 2001, this fee was voluntarily reduced to 0.70%)
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years     10 Years    (7/29/24)
(does not reflect          -------------------------------------------------
sales charge)                -18.72%      48.81%      161.90%    986,143.81%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years     10 Years    (7/29/24)
(at maximum applicable     -------------------------------------------------
sales charge)                -22.76%      7.98%       10.11%       12.60%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                       Class B                       S&P 500
                  ------------------------------------------------
91                     10000                         10000
92                     10628                         10761
93                     11623                         11843
94                     11108                         11999
95                     14648                         16502
96                     17600                         20289
97                     22493                         27055
98                     28849                         34792
99                     34329                         42110
00                     32223                         38278
01                     26190                         33732

--------------------------------------------------------------------------------
Class C Level Load

o    No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o    Lower deferred sales charge than Class B(1) shares
o    Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years     10 Years    (7/29/24)
(does not reflect          -------------------------------------------------
sales charge)                -18.94%      47.57%      159.66%    977,699.53%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years     10 Years    (7/29/24)
(at maximum applicable     -------------------------------------------------
sales charge)                -19.75%      8.09%       10.01%       12.59%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                       Class C                       S&P 500
                  ------------------------------------------------
91                     10000                         10000
92                     10628                         10761
93                     11640                         11843
94                     11121                         11999
95                     14653                         16502
96                     17596                         20289
97                     22510                         27055
98                     28846                         34792
99                     34284                         42110
00                     32033                         38278
01                     25966                         33732

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o    No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years     10 Years    (7/29/24)
(does not reflect          -------------------------------------------------
sales charge)                -18.09%      55.05%      183.39%  1,067,061.88%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years     10 Years    (7/29/24)
(at maximum applicable     -------------------------------------------------
sales charge)                -18.09%      9.17%       10.98%       12.72%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                       Class S                       S&P 500
                  ------------------------------------------------
91                     10000                         10000
92                     10628                         10761
93                     11713                         11843
94                     11306                         11999
95                     15045                         16502
96                     18277                         20289
97                     23592                         27055
98                     30553                         34792
99                     36668                         42110
00                     34599                         38278
01                     28339                         33732


A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.


All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially, the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate, and you may have a gain or loss when you sell your shares.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

During the periods prior to 1990 when shares of the fund were not offered to the general public, the fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the fund's current continuous public offering.

[GRAPHIC]
The Fund  in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 20 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.


Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research Investment Trust

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Investment Trust is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Master Investment Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In managing its portfolio, the fund generally attempts to identify the industries that, over the long term, will grow faster than the economy as a whole.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. From January 1, 2001 to April 30, 2001, Class B shares paid annual service and distribution fees of 0.64%. Beginning May 1, 2001, Class B shares pay annual service and distribution fees of 0.70%. Class B shares automatically convert into Class A shares at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, the most recent business day). The fund uses the following methods for determining the values of various types of securities:

     o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

     o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq. If a security has not traded that day, or if it is not quoted on the Nasdaq, the value is set at halfway between the closing bid and asked quotations.

     o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

     o    Interest -- The fund accrues interest daily as it earns it.

     o    Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

     o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

     o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

     o Expenses attributed to the fund -- The fund pays these directly. Examples include the management fee, transfer agent fee, custodian fee and distribution and service fees.

     o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust and each fund pays a proportional share. Examples include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.


The text and notes are an integral part of the financial statements.

8  State Street Research Investment Trust

Portfolio Holdings
--------------------------------------------------------------------------------
December 31, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key to symbols

*    Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt or a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

     Issuer                                            Shares              Value
     ---------------------------------------------------------------------------

     Common Stocks 96.1% of net assets

     Automobiles & Transportation 1.0% of net assets
     ---------------------------------------------------------------------------

     Automotive Parts 0.1%
     Delphi Automotive Systems Corp.                   61,200           $835,992
                                                                  --------------

     Railroads 0.9%
     CSX Corp.                                        635,900         22,288,295
                                                                  --------------
     Total Automobiles & Transportation                               23,124,287
                                                                  --------------

     Consumer Discretionary 19.1% of net assets
     ---------------------------------------------------------------------------

     Commercial Services 3.4%
     Cendant Corp.*                                 2,214,600         43,428,306
     Waste Management Inc.                          1,202,200         38,362,202
                                                                  --------------
                                                                      81,790,508
                                                                  --------------

     Communications, Media & Entertainment 7.6%
(7)  AOL Time Warner Inc.*                          1,963,050         63,013,905
     Gemstar International Group Ltd.*                835,200         23,135,040
     USA Networks Inc.*                             1,593,000         43,504,830
(10) Viacom Inc. Cl. B*                             1,219,266         53,830,594
                                                                  --------------
                                                                     183,484,369
                                                                  --------------

     Consumer Products 0.5%
     Avon Products Inc.                               257,500         11,973,750
                                                                  --------------

     Restaurants 1.4%
     McDonald's Corp.                               1,294,100         34,254,827
                                                                  --------------

     Retail 6.2%
     Home Depot Inc.                                  870,150         44,386,351
(9)  Target Corp.                                   1,329,600         54,580,080
     Wal-Mart Stores, Inc.                            890,300         51,236,765
                                                                  --------------
                                                                     150,203,196
                                                                  --------------

     Textile Apparel Manufacturers 0.0%
     Jones Apparel Group Inc.*                         38,500          1,277,045
                                                                  --------------
     Total Consumer Discretionary                                    462,983,695
                                                                  --------------

     Consumer Staples 6.5% of net assets
     ---------------------------------------------------------------------------

     Beverages 2.8%
     Coca-Cola Co.                                    617,500         29,115,125
     PepsiCo Inc.                                     814,500         39,658,005
                                                                  --------------
                                                                      68,773,130
                                                                  --------------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
December 31, 2001

     Issuer                                            Shares              Value
     ---------------------------------------------------------------------------

     Foods 0.9%
     Kraft Foods Inc. Cl. A                           617,900        $21,027,137
                                                                  --------------

     Household Products 1.6%
     Procter & Gamble Co.                             482,700         38,196,051
                                                                  --------------

     Tobacco 1.2%
     Philip Morris Cos., Inc.                         666,800         30,572,780
                                                                  --------------
     Total Consumer Staples                                          158,569,098
                                                                  --------------

     Financial Services 15.8% of net assets
     ---------------------------------------------------------------------------

     Banks & Savings & Loan 4.4%
     Bank of America Corp.                            384,200         24,185,390
     Bank One Corp.                                 1,042,600         40,713,530
     J.P. Morgan Chase & Co.                        1,127,450         40,982,808
                                                                  --------------
                                                                     105,881,728
                                                                  --------------

     Insurance 5.0%
(3)  ACE Limited                                    1,842,500         73,976,375
     American International Group Inc.                513,051         40,736,249
     Hartford Financial Services Group, Inc.            5,000            314,150
     Prudential Financial Inc.*                       166,200          5,516,178
     Saint Paul Cos., Inc.                             14,700            646,359
                                                                  --------------
                                                                     121,189,311
                                                                  --------------

     Miscellaneous Financial 6.4%
(4)  Citigroup, Inc.                                1,381,100         69,717,928
     Federal National Mortgage Association            515,500         40,982,250
     MGIC Investment Corp.                             20,100          1,240,572
     Morgan Stanley Dean Witter & Co.                 777,000         43,465,380
                                                                  --------------
                                                                     155,406,130
                                                                  --------------

     Securities Brokerage & Services 0.0%
     Lehman Brothers Holdings Inc.                      9,300            621,240
                                                                  --------------
     Total Financial Services                                        383,098,409
                                                                  --------------

     Healthcare 13.5% of net assets
     ---------------------------------------------------------------------------

     Drugs & Biotechnology 13.1%
     Amgen Inc.*                                      170,100          9,600,444
     Baxter International Inc.                        546,100         29,287,343
     Biogen Inc.*                                     521,700         29,919,495
     Forest Laboratories Inc.*                        282,400         23,142,680
     Genzyme Corp.*                                   407,600         24,398,936
     Johnson & Johnson                                452,600         26,748,660
(6)  Pfizer Inc.                                    1,638,225         65,283,266
(8)  Pharmacia Corp.                                1,426,800         60,853,020
     Schering-Plough Corp.                            697,800         24,988,218
     Sepracor Inc.*                                   395,900         22,590,054
                                                                  --------------
                                                                     316,812,116
                                                                  --------------

     Healthcare Facilities 0.4%
     Laboratory Corp. of America Hldgs.*              108,200          8,747,970
                                                                  --------------

     Healthcare Services 0.0%
     Wellpoint Health Networks Inc. Cl. A*              7,300            853,005
                                                                  --------------

     Hospital Supply 0.0%
     St. Jude Medical Inc.*                             5,400            419,310
                                                                  --------------
     Total Healthcare                                                326,832,401
                                                                  --------------

     Integrated Oils 2.5% of net assets
     ---------------------------------------------------------------------------

     Integrated International 2.5%
     ExxonMobil Corp.                                 955,200         37,539,360
     Shell Transport & Trading PLC#                   553,100         22,925,995
                                                                  --------------
     Total Integrated Oils                                            60,465,355

                                                                  --------------
     Materials & Processing 2.9% of net assets
     ---------------------------------------------------------------------------

     Chemicals 1.0%
     Air Products & Chemicals, Inc.                    22,800          1,069,548
     E.I. du Pont de Nemours & Co.                    532,000         22,615,320
                                                                  --------------
                                                                      23,684,868
                                                                  --------------

     Gold & Precious Metals 0.1%
     Newmont Mining Corp.                              77,700          1,484,847
                                                                  --------------

     Paper & Forest Products 1.8%
     International Paper Co.                        1,117,400         45,087,090
                                                                  --------------
     Total Materials & Processing                                     70,256,805
                                                                  --------------


The text and notes are an integral part of the financial statements.

10  State Street Research Investment Trust

     Issuer                                          Shares             Value
     ------------------------------------------------------------------------

     Other 5.3% of net assets
     Multi-Sector 5.3%
(5)  General Electric Co.                         1,696,200       $67,983,696
     Nasdaq 100 Shares*                             465,100        18,097,041
     Tyco International Ltd.                        720,000        42,408,000
                                                                -------------
     Total Other                                                  128,488,737
                                                                -------------

     Other Energy 3.7% of net assets
     ------------------------------------------------------------------------

     Gas Pipelines 0.0%
     El Paso Corp.                                   19,000           847,590
                                                                -------------

     Oil & Gas Producers 1.9%
     Anadarko Petroleum Corp.                       325,500        18,504,675
     Ocean Energy Inc.                            1,481,200        28,439,040
                                                                -------------
                                                                   46,943,715
                                                                -------------

     Oil Well Equipment & Services 1.8%
     Baker Hughes Inc.                               23,500           857,045
     Noble Drilling Corp.*                        1,233,500        41,988,340
                                                                -------------
                                                                   42,845,385
                                                                -------------
     Total Other Energy                                            90,636,690
                                                                -------------

     Producer Durables 2.5% of net assets
     ------------------------------------------------------------------------

     Aerospace 2.1%
     Boeing Co.                                      17,000           659,260
     Lockheed Martin Corp.                          254,700        11,886,849
     United Technologies Corp.                      574,500        37,129,935
                                                                -------------
                                                                   49,676,044
                                                                -------------

     Machinery 0.0%
     ASM Lithography Holdings NV*                    61,900         1,055,395
                                                                -------------

     Telecommunications Equipment 0.4%
     American Tower Corp. Cl. A*                  1,122,300        10,628,181
                                                                -------------
     Total Producer Durables                                       61,359,620
                                                                -------------

     Technology 18.4% of net assets
     ------------------------------------------------------------------------

     Communications Technology 1.6%
     Cisco Systems Inc.*                          1,772,300        32,096,353
     Qualcomm Inc.*                                 130,100         6,570,050
                                                                -------------
                                                                   38,666,403
                                                                -------------

     Computer Software 5.4%
     Intuit, Inc.*                                  438,700        18,758,812
     Mercury Interactive Corp.*                     182,200         6,191,156
(2)  Microsoft Corp.*                             1,414,800        93,758,796
     Peregrine Systems Inc.*                        878,400        13,026,672
                                                                -------------
                                                                  131,735,436
                                                                -------------

     Computer Technology 3.0%
     Dell Computer Corp.*                            12,500           339,750
     IBM Corp.                                      403,500        48,807,360
     Sun Microsystems Inc.*                       1,894,420        23,301,366
                                                                -------------
                                                                   72,448,476
                                                                -------------

     Electronics 1.6%
     Flextronics International Ltd.*              1,555,600        37,318,844
                                                                -------------

     Electronics: Semiconductors/Components 6.8%
     Advanced Micro Devices Inc. *                  912,800        14,477,008
(1)  Intel Corp.                                  3,491,900       109,820,255
     RF Micro Devices Inc.*                          37,600           723,048
     Texas Instruments Inc.                       1,414,200        39,597,600
                                                                -------------
                                                                  164,617,911
                                                                -------------
     Total Technology                                             444,787,070
                                                                -------------

     Utilities 4.9% of net assets
     ------------------------------------------------------------------------

     Electrical 0.0%
     PPL Corp.                                        8,500           296,225
                                                                -------------

     Telecommunications 4.9%
     Qwest Communications
     International Inc.                           1,708,000        24,134,040
     SBC Communications Inc.                        673,300        26,373,161
     Sprint Corp.*                                1,816,800        44,348,088
     Worldcom Inc.*                               1,703,300        23,982,464
                                                                -------------
                                                                  118,837,753
                                                                -------------
     Total Utilities                                              119,133,978
                                                                -------------
     Total Common Stocks                                        2,329,736,145(a)
                                                                -------------

--------------------------------------------------------------------------------
(a) The fund paid a total of $1,930,355,036 for these securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                        Coupon           Maturity           Amount of
Issuer                                                   Rate              Date             Principal           Value
-----------------------------------------------------------------------------------------------------------------------
Commercial Paper  4.3% of net assets

American Express Credit Corp.                            1.97%          1/02/2002         $19,020,000       $19,018,959
Caterpillar Financial Services NV                        1.87%          1/14/2002          18,461,000        18,448,534
General Electric Capital Corp.                           1.90%          1/04/2002           4,014,000         4,013,365
General Electric Capital Corp.                           1.75%          1/08/2002          10,000,000         9,996,597
Goldman Sachs Group LP                                   1.95%          1/03/2002          30,000,000        29,996,750
Goldman Sachs Group LP                                   1.75%          1/04/2002          12,493,000        12,491,178
Verizon Network Funding Inc.                             1.73%          1/11/2002          10,875,000        10,869,774
                                                                                                            -----------
Total Commercial Paper                                                                                      104,835,157(1)
                                                                                                            -----------

--------------------------------------------------------------------------------
(1) The fund paid a total of $104,835,157 for these securities.
--------------------------------------------------------------------------------

                                                                            % of
                                                                          Net Assets
------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                            100.4%                      $2,434,571,302(2)
Cash and Other Assets, Less Liabilities                                       (0.4%)                        (10,224,665)
                                                                             -----                       --------------
Net Assets                                                                   100.0%                      $2,424,346,637
                                                                             =====                       ==============

--------------------------------------------------------------------------------
(2) The fund paid a total of $2,035,190,193 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

12  State Street Research Investment Trust

--------------------------------------------------------------------------------
Federal Income Tax Information

At December 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $2,048,285,400 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over tax
cost                                                              $484,549,595

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost over
value                                                              (98,263,693)
                                                                  ------------
                                                                  $386,285,902
                                                                  ============
--------------------------------------------------------------------------------

At December 31, 2001, the fund had a capital loss carryforward of $202,257,014 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2009.


            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value*                                       $2,434,571,302(1)
Collateral for securities on loan                               120,872,530
Cash                                                                250,871
Receivable for securities sold                                   12,760,684
Dividends receivable                                              1,930,688
Receivable for fund shares sold                                     978,292
Other assets                                                        113,842
                                                             --------------
                                                              2,571,478,209

Liabilities

Payable for collateral received on securities loaned            120,872,530
Payable for securities purchased                                 18,965,225
Payable for fund shares redeemed                                  3,734,138
Accrued transfer agent and shareholder services                   1,412,064
Accrued management fee                                              924,351
Accrued distribution and service fees                               831,277
Accrued trustees' fee                                                68,263
Accrued administration fee                                           32,603
Other accrued expenses                                              291,121
                                                             --------------
                                                                147,131,572
                                                             --------------

Net Assets                                                   $2,424,346,637
                                                             ==============

Net Assets consist of:
Unrealized appreciation of investments                         $399,381,109
Accumulated net realized loss                                  (217,236,113)
Paid-in capital                                               2,242,201,641
                                                             --------------
                                                             $2,424,346,637(2)
                                                             ==============

*Includes securities on loan valued at $115,255,036

--------------------------------------------------------------------------------
(1) The fund paid a total of $2,035,190,193 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2)                 Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class         Net Assets    /    Number of Shares     =    NAV

  A         $654,910,620            67,487,019            $9.70*
  B(1)      $402,414,839            42,830,282            $9.40**
  B         $549,660,545            57,951,073            $9.48**
  C          $64,297,022             6,820,530            $9.43**
  S         $753,063,611            76,547,259            $9.84

*    Maximum offering price per share = $10.29 ($9.70 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

14  State Street Research Investment Trust

Statement of Operations
--------------------------------------------------------------------------------
For the year ended December 31, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                     $24,281,649
Interest                                                        4,259,318(1)
                                                            -------------
                                                               28,540,967

Expenses

Management fee                                                 13,112,094(2)
Transfer agent and shareholder services                         7,331,454(3)
Distribution and service fees - Class A                         2,180,646(4)
Distribution and service fees - Class B(1)                      4,272,359(4)
Distribution and service fees - Class B                         4,642,784(4)
Distribution and service fees - Class C                           758,342(4)
Reports to shareholders                                           724,405
Custodian fee                                                     433,982
Registration fees                                                 275,625
Administration fee                                                118,881(5)
Trustees' fees                                                     72,053(6)
Audit fee                                                          68,735
Legal fees                                                         43,192
Miscellaneous                                                     164,796
                                                            -------------
                                                               34,199,348
Fees paid indirectly                                             (461,225)(7)
                                                            -------------
                                                               33,738,123
                                                            -------------
Net investment loss                                            (5,197,156)
                                                            -------------

Realized and Unrealized Loss
on Investments

Net realized loss on investments                             (196,165,701)(8)
Change in unrealized depreciation
  of investments                                             (406,027,827)
                                                            -------------
Net loss on investments                                      (602,193,528)
                                                            -------------
Net decrease in net assets resulting
  from operations                                           ($607,390,684)
                                                            =============

--------------------------------------------------------------------------------
(1) Includes $327,155 in income from the lending of portfolio securities. As of the report date, the fund had a total of $115,255,036 of securities out on loan and was holding a total of $120,872,530 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------
(2) The management fee is 0.55% of the first $500 million of average net assets, annually, 0.50% of the next $500 million, and 0.45% of any amount over $1 billion.
--------------------------------------------------------------------------------
(3) Includes a total of $3,043,585 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(4) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of December 31, 2001, there were $1,908,571 and $2,038,449 for Class A, and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(5) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Represents transfer agents credits earned from uninvested cash balances and directed brokerage credits used to reduce the custodian fee.
--------------------------------------------------------------------------------
(8) The fund sold $2,925,395,275 worth of securities. During this same period, the fund also bought $2,800,015,295 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                Years ended December 31
                                                2000               2001
--------------------------------------------------------------------------------

Decrease in Net Assets

Operations:
Net investment loss                           ($3,957,198)       ($5,197,156)
Net realized gain (loss)
  on investments                              228,102,030       (196,165,701)
Change in unrealized
  depreciation of investments                (439,530,179)      (406,027,827)
                                           ---------------------------------
Net decrease resulting
  from operations                            (215,385,347)      (607,390,684)
                                           ---------------------------------

Distributions from capital gains:
  Class A                                     (78,494,971)        (5,169,887)
  Class B(1)                                  (41,672,433)        (3,062,434)
  Class B                                     (89,386,469)        (5,244,892)
  Class C                                      (8,913,578)          (560,631)
  Class S                                    (100,038,860)        (5,877,593)
                                           ---------------------------------
                                             (318,506,311)       (19,915,437)(1)
                                           ---------------------------------
Net increase (decrease) from
  fund share transactions                     419,578,824       (254,006,963)(2)
                                           ---------------------------------
Total decrease in net assets                 (114,312,834)      (881,313,084)
                                           ---------------------------------

Net Assets

Beginning of year                           3,419,972,555      3,305,654,721
                                           ---------------------------------
End of year                                $3,305,659,721     $2,424,346,637
                                           =================================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term all of this amount.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

16  State Street Research Investment Trust

--------------------------------------------------------------------------------
(1) These transactions break down by share class as follows:

                                                                  Years ended December 31
                                            -----------------------------------------------------------------
                                                         2000                                2001
                                            -----------------------------------------------------------------
Class A                                         Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                 22,639,015      $311,795,507        28,085,932      $296,465,154 *
 Issued upon reinvestment of
  distributions from capital gains            6,000,358        76,370,374           494,284         4,968,522
 Shares redeemed                            (15,247,864)     (209,933,186)      (31,765,189)     (330,290,463)
                                            -----------------------------------------------------------------
 Net increase (decrease)                     13,391,509      $178,232,695        (3,184,973)     ($28,856,787)
                                            =================================================================

Class B(1)                                      Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                 19,281,152      $265,030,216        10,125,914      $102,892,217 **
 Issued upon reinvestment of
  distributions from capital gains            3,363,234        40,898,960           302,301         3,019,074
 Shares redeemed                             (3,750,469)      (51,527,949)       (8,128,557)      (78,833,425) ***
                                            -----------------------------------------------------------------
 Net increase                                18,893,917      $254,401,227         2,299,658       $27,077,866
                                            =================================================================

Class B                                         Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                  3,721,951       $52,509,143         1,287,140       $13,456,987
 Issued upon reinvestment of
  distributions from capital gains            7,397,557        89,386,469           476,077         4,675,095
 Shares redeemed                            (13,194,498)     (180,760,995)      (19,318,764)     (191,007,924) ***
                                            -----------------------------------------------------------------
 Net decrease                                (2,074,990)     ($38,865,383)      (17,555,547)    ($172,875,842)
                                            =================================================================

Class C                                         Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                  2,084,294       $28,746,861           970,963        $9,939,440 **
 Issued upon reinvestment of
  distributions from capital gains              667,042         8,228,159            51,662           518,862
 Shares redeemed                             (1,447,834)      (19,965,382)       (2,084,572)      (20,393,747) ****
                                            -----------------------------------------------------------------
 Net increase (decrease)                      1,303,502       $17,009,638        (1,061,947)      ($9,935,445)
                                            =================================================================

Class S                                         Shares           Amount             Shares          Amount
=============================================================================================================
 Shares sold                                  2,289,814       $32,514,247         2,108,543       $22,145,313
 Issued upon reinvestment of
  distributions from capital gains            4,431,844        56,727,204           316,279         3,207,071
 Shares redeemed                             (5,676,485)      (80,440,804)       (9,025,807)      (94,769,139)
                                            -----------------------------------------------------------------
 Net increase (decrease)                      1,045,173        $8,800,647        (6,600,985)     ($69,416,755)
                                            =================================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share.

* Sales charges collected by the distributor and MetLife were $225,024 and $1,216,619.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales, but the commissions of $2,836,027 and $1,268 for Class B(1) and Class C were paid by the distributor, not the fund.

*** Includes $1,282,969 and $708,265 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $5,622 in deferred sales charges collected by the distributor.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                            Class A
                                                                        =====================================================
                                                                                    Years ended December 31
                                                                        -----------------------------------------------------
Per-Share Data                                                          1997 (a)   1998 (a)   1999 (a)   2000 (a)   2001 (a)
=============================================================================================================================
 Net asset value, beginning of year ($)                                    9.07      10.41      12.36      14.01      11.98
                                                                          -----      -----      -----      -----      -----
  Net investment income (loss) ($)                                         0.10       0.07       0.02      (0.00)     (0.01)
  Net realized and unrealized gain (loss) on investments ($)               2.54       2.89       2.37      (0.78)     (2.20)
                                                                          -----      -----      -----      -----      -----
 Total from investment operations ($)                                      2.64       2.96       2.39      (0.78)     (2.21)
                                                                          -----      -----      -----      -----       ----
  Dividends from net investment income ($)                                (0.10)     (0.06)     (0.01)        --         --
  Distributions from capital gains ($)                                    (1.20)     (0.95)     (0.73)     (1.25)     (0.07)
                                                                          -----      -----      -----      -----      -----
 Total distributions ($)                                                  (1.30)     (1.01)     (0.74)     (1.25)     (0.07)
                                                                          -----      -----      -----      -----      -----
 Net asset value, end of year ($)                                         10.41      12.36      14.01      11.98       9.70
                                                                          =====      =====      =====      =====      =====
 Total return (%) (b)                                                     28.91      29.12      19.75      (5.90)    (18.44)

Ratios/Supplemental Data
=============================================================================================================================
 Net assets at end of year ($ thousands)                                367,759    574,858    802,359    846,485    654,911
 Expense ratio (%)                                                         0.76       0.85       0.93       0.94       1.11
 Expense ratio after expense reductions (%)                                0.76       0.84       0.92       0.93       1.10
 Ratio of net investment income (loss) to average net assets (%)           0.90       0.63       0.14      (0.02)     (0.06)
 Portfolio turnover rate (%)                                              75.21      66.32      71.45      86.64     105.61

                                                                                                     Class B(1)
                                                                                          ===================================
                                                                                               Years ended December 31
                                                                                          -----------------------------------
Per-Share Data                                                                             1999 (a)(c)   2000 (a)   2001 (a)
=============================================================================================================================
 Net asset value, beginning of year ($)                                                         12.25      13.79      11.68
                                                                                                -----      -----      -----
  Net investment loss ($)                                                                       (0.09)     (0.10)     (0.08)
  Net realized and unrealized gain (loss) on investments ($)                                     2.36      (0.76)     (2.13)
                                                                                                -----      -----      -----
 Total from investment operations ($)                                                            2.27      (0.86)     (2.21)
                                                                                                -----      -----      -----
  Distributions from capital gains ($)                                                          (0.73)     (1.25)     (0.07)
                                                                                                -----      -----      -----
 Total distributions ($)                                                                        (0.73)     (1.25)     (0.07)
                                                                                                -----      -----      -----
 Net asset value, end of year ($)                                                               13.79      11.68       9.40
                                                                                                =====      =====      =====
 Total return (%) (b)                                                                           18.91      (6.58)    (18.92)

Ratios/Supplemental Data
=============================================================================================================================
 Net assets at end of year ($ thousands)                                                      298,303    473,407    402,415
 Expense ratio (%)                                                                               1.68       1.66       1.81
 Expense ratio after expense reductions (%)                                                      1.67       1.65       1.80
 Ratio of net investment loss to average net assets (%)                                         (0.68)     (0.73)     (0.76)
 Portfolio turnover rate (%)                                                                    71.45      86.64     105.61


The text and notes are an integral part of the financial statements.

18  State Street Research Investment Trust

                                                                                            Class B
                                                                        =====================================================
                                                                                    Years ended December 31
                                                                        -----------------------------------------------------
Per-Share Data                                                          1997 (a)   1998 (a)   1999 (a)   2000 (a)   2001 (a)
=============================================================================================================================
 Net asset value, beginning of year ($)                                    9.03      10.34      12.25      13.80      11.75
                                                                          -----      -----      -----      -----      -----
  Net investment income (loss) ($)                                         0.02      (0.01)     (0.06)     (0.04)     (0.04)
  Net realized and unrealized gain (loss) on investments ($)               2.51       2.87       2.34      (0.76)     (2.16)
                                                                          -----      -----      -----      -----      -----
 Total from investment operations ($)                                      2.53       2.86       2.28      (0.80)     (2.20)
                                                                          -----      -----      -----      -----      -----
  Dividend from net investment income ($)                                 (0.02)        --         --         --         --
  Distributions from capital gains ($)                                    (1.20)     (0.95)     (0.73)     (1.25)     (0.07)
                                                                          -----      -----      -----      -----      -----
 Total distributions ($)                                                  (1.22)     (0.95)     (0.73)     (1.25)     (0.07)
                                                                          -----      -----      -----      -----      -----
 Net asset value, end of year ($)                                         10.34      12.25      13.80      11.75       9.48
                                                                          =====      =====      =====      =====      =====
 Total return (%) (b)                                                     27.80      28.26      18.99      (6.14)    (18.72)

Ratios/Supplemental Data
=============================================================================================================================
 Net assets at end of year ($ thousands)                                558,568    944,388  1,070,608    887,018    549,661
 Expense ratio (%)                                                         1.51       1.60       1.54       1.23       1.49
 Expense ratio after expense reductions (%)                                1.51       1.59       1.53       1.22       1.48
 Ratio of net investment income (loss) to average net assets (%)           0.15      (0.12)     (0.46)     (0.31)     (0.43)
 Portfolio turnover rate (%)                                              75.21      66.32      71.45      86.64     105.61

                                                                                            Class C
                                                                        =====================================================
                                                                                    Years ended December 31
                                                                        -----------------------------------------------------
Per-Share Data                                                          1997 (a)   1998 (a)   1999 (a)   2000 (a)   2001 (a)
=============================================================================================================================
 Net asset value, beginning of year ($)                                    9.05      10.38      12.29      13.83      11.72
                                                                          -----      -----      -----      -----      -----
  Net investment income (loss) ($)                                         0.02      (0.01)     (0.08)     (0.10)     (0.08)
  Net realized and unrealized gain (loss) on investments ($)               2.53       2.87       2.35      (0.76)     (2.14)
                                                                          -----      -----      -----      -----      -----
 Total from investment operations ($)                                      2.55       2.86       2.27      (0.86)     (2.22)
                                                                          -----      -----      -----      -----      -----
  Dividend from net investment income ($)                                 (0.02)        --         --         --         --
  Distributions from capital gains ($)                                    (1.20)     (0.95)     (0.73)     (1.25)     (0.07)
                                                                          -----      -----      -----      -----      -----
 Total distributions ($)                                                  (1.22)     (0.95)     (0.73)     (1.25)     (0.07)
                                                                          -----      -----      -----      -----      -----
 Net asset value, end of year ($)                                         10.38      12.29      13.83      11.72       9.43
                                                                          =====      =====      =====      =====      =====
 Total return (%) (b)                                                     27.93      28.15      18.85      (6.56)    (18.94)

Ratios/Supplemental Data
=============================================================================================================================
 Net assets at end of year ($ thousands)                                 36,290     55,263     90,977     92,373     64,297
 Expense ratio (%)                                                         1.51       1.60       1.68       1.66       1.81
 Expense ratio after expense reductions (%)                                1.51       1.59       1.67       1.65       1.80
 Ratio of net investment income (loss) to average net assets (%)           0.15      (0.13)     (0.62)     (0.73)     (0.76)
 Portfolio turnover rate (%)                                              75.21      66.32      71.45      86.64     105.61

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.
(c)   January 1, 1999 (commencement of share class) to December 31, 1999.


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                            Class S
                                                                        =====================================================
                                                                                    Years ended December 31
                                                                        -----------------------------------------------------
Per-Share Data                                                          1997 (a)   1998 (a)   1999 (a)   2000 (a)   2001 (a)
=============================================================================================================================
 Net asset value, beginning of year ($)                                    9.11      10.45      12.42      14.10      12.10
                                                                          -----      -----      -----      -----      -----
  Net investment income ($)                                                0.12       0.10       0.05       0.04       0.03
  Net realized and unrealized gain (loss) on investments ($)               2.54       2.91       2.38      (0.79)     (2.22)
                                                                          -----      -----      -----      -----      -----
 Total from investment operations ($)                                      2.66       3.01       2.43      (0.75)     (2.19)
                                                                          -----      -----      -----      -----      -----
  Dividends from net investment income ($)                                (0.12)     (0.09)     (0.02)      0.00         --
  Distributions from capital gains ($)                                    (1.20)     (0.95)     (0.73)     (1.25)     (0.07)
                                                                          -----      -----      -----      -----      -----
 Total distributions ($)                                                  (1.32)     (1.04)     (0.75)     (1.25)     (0.07)
                                                                          -----      -----      -----      -----      -----
 Net asset value, end of year ($)                                         10.45      12.42      14.10      12.10       9.84
                                                                          =====      =====      =====      =====      =====
 Total return (%) (b)                                                     29.08      29.51      20.01      (5.64)    (18.09)

Ratios/Supplemental Data
=============================================================================================================================
 Net assets at end of year ($ thousands)                                883,276  1,030,011  1,157,727  1,006,378    753,064
 Expense ratio (%)                                                         0.51       0.60       0.68       0.66       0.81
 Expense ratio after expense reductions (%)                                0.51       0.59       0.67       0.65       0.80
 Ratio of net investment income to average net assets (%)                  1.17       0.88       0.39       0.26       0.24
 Portfolio turnover rate (%)                                              75.21      66.32      71.45      86.64     105.61

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.


The text and notes are an integral part of the financial statements.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Master Investment Trust and the Shareholders of
State Street Research Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Investment Trust (a series of State Street Research Master Investment Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2002


20  State Street Research Investment Trust

State Street Research Master Investment Trust

                                                                                           Number of Funds
   Name,      Position(s)   Term of Office                                                 in Fund Complex           Other
  Address      Held with    and Length of               Principal Occupations                Overseen by       Directorships Held
and Age (a)       Fund     Time Served (b)                During Past 5 Years             Trustee/Officer (c)  by Trustee/Officer
====================================================================================================================================

Independent
Trustees

Bruce R.        Trustee       Since 1999    Retired; formerly Chairman of the Board,              25           Ceridian Corporation
Bond                                        Chief Executive Officer and President,
(55)                                        PictureTel Corporation (video conferencing
                                            systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A.        Trustee       Since 1997    Retired; formerly Senior Vice President for           48           Metropolitan Series
Garban                                      Finance and Operations and Treasurer,                              Fund, Inc.(d)
(64)                                        The Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.         Trustee       Since 1974    Retired; formerly Executive Vice President,           48           The Clorox Company;
Morton                                      Chief Operating Officer and Director,                              KLA-Tencor
(69)                                        Hewlett-Packard Company                                            Corporation; BEA
                                            (computer manufacturer)                                            Systems, Inc.;
                                                                                                               Cepheid; Pharsight
                                                                                                               Corporation; and
                                                                                                               Metropolitan Series
                                                                                                               Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.        Trustee       Since 1998    Dean, School of Business and Public                   25                    None
Phillips                                    Management, George Washington University;
(57)                                        formerly a member of the Board of Governors
                                            of the Federal Reserve System;
                                            Chairman and Commissioner of the
                                            Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby            Trustee       Since 1990    President, Founder Investments Ltd.                   48           A. P. PHARMA, Inc.;
Rosenblatt                                  (investments); formerly, President, The                            and Metropolitan
(63)                                        Glen Ellen Company (private investment firm)                       Series Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.      Trustee       Since 1989    Jay W. Forrester Professor of Management,             48           Metropolitan Series
Scott Morton                                Sloan School of Management,                                        Fund, Inc.(d)
(64)                                        Massachusetts Institute of Technology
====================================================================================================================================

Interested
Trustee

Richard S.      Trustee       Since 2000    Chairman of the Board,                                30                    None
Davis                                       President and Chief Executive Officer of
(56)                                        State Street Research & Management Company;
                                            previously, Senior Vice President,
                                            Fixed Income Investments, Metropolitan Life
                                            Insurance Company; and Managing Director,
                                            J.P. Morgan Investment Management
====================================================================================================================================

Officers

John S.           Vice        Since 2001    Executive Vice President and Chief Financial          30                    None
Lombardo       President                    Officer of State Street Research &
(47)                                        Management Company; formerly, Senior Vice
                                            President, Product and Financial Management,
                                            MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
James M.          Vice        Since 1996    Executive Vice President and Director of              27                    None
Weiss          President                    State Street Research & Management Company;
(55)                                        formerly, Senior Vice President, State
                                            Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
John              Vice        Since 1996    Senior Vice President of State Street                 4                     None
Wilson         President                    Research &  Management Company; formerly,
(38)                                        Vice President of State Street Research &
                                            Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.     Treasurer      Since 2001    Senior Vice President and Treasurer of                30                    None
Romich                                      State Street Research & Management Company;
(45)                                        formerly, Vice President, State Street
                                            Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.     Secretary      Since 1995    Executive Vice President, General Counsel             30                    None
McNamara III                                and Secretary of State Street Research &
(46)                                        Management Company; formerly, Senior Vice
                                            President, State Street Research &
                                            Management Company
====================================================================================================================================

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 23 separate portfolios.

Glossary

12b-1 fees - Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

Average shares method - The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

Nasdaq - The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

New York Stock Exchange - The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

Principal Amount - With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value."


22  State Street Research Investment Trust

Cover Photo: Digital Imagery (C)2002 PhotoDisc, Inc./PictureQuest

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                        PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift?
To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

Visit our new Tax Center at www.ssrfunds.com, where you will find: information on the new tax law changes, 2001 State Street Research capital gains distributions, sample tax forms, Quicken(R) TurboTax(R) for the Web(SM) plus a year-end tax checklist.

---------------------------
           [LOGO]
           DALBAR
        MUTUAL FUND
       SERVICE AWARD
            2001
---------------------------
 for Excellence in Service

(1) Distribution is now limited. Please contact State Street Research for more details.

(2) An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Investment Trust prospectus. When used after March 31, 2002, this report must be accompanied by the most recent Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

[GRAPHIC]
AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund
Aurora Fund(1)
Mid-Cap Value Fund
Large-Cap Value Fund
International Equity Fund
Large-Cap Analyst Fund
Investment Trust
Legacy Fund
Strategic Growth & Income Fund


FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
Tax-Exempt Fund
Government Income Fund
Money Market Fund(2)

CONSERVATIVE



(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp0203)SSR-LD                                      IT-1220-0202

                           -------------------------
                             STATE STREET RESEARCH
                           -------------------------
                                EQUITY INDEX FUND
                           -------------------------

                           ANNUAL REPORT
                           December 31, 2001

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           FROM THE CHAIRMAN
                           America Begins to
                           Regain Its Optimism

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                           MUTUAL FUND
                                                          SERVICE AWARD
                                                              2001
                                                    ---------------------------

                                                         For Excellence
                                                           in Service

[logo] STATE STREET RESEARCH

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[Photo of Richard S. Davis]

DEAR SHAREHOLDER:

The U.S. economy limped into 2001 with a growth rate of just over 1%. The Federal Reserve Board acted quickly and decisively to help prop up consumer confidence and ignite business activity by initiating a series of interest rate cuts early in January. However, business found itself saddled with inventories as capital goods orders slipped and productivity made a poor showing, which raised labor costs. Consumers remained the one bright spot, as they continued to spend through the summer. However, by the time the tragic events of September 11 occurred, there was simply nothing on which to pin hopes of a quick recovery. The direct hit to airlines and insurance sectors was simply more than the U.S. economy or the stock market could bear. By November, the National Bureau of Economic Research reported that the U.S. economy had, in fact, been pushed into recession in March, as the needle of economic growth dipped into negative territory for the first time in a decade.

STOCKS
The U.S. stock market delivered double-digit losses over the 12 months ended December 31, 2001. Technology and telecommunications stocks suffered most, with some segments off by more than 50%. However, technology was also the strongest sector in the fourth quarter, raising hopes that 2002 could be a better year. The S&P 500 Index returned -11.88%.(1) Value stocks were more resilient than growth stocks, and small-cap value was one of the stock market's few positive performers. The Russell 2000 Value Index, a measure of small-cap value stock performance, returned 14.02% for the year.(1)

BONDS
The bond market helped cushion stock market losses for investors with diversified portfolios. Nearly all major segments of the U.S. bond market delivered respectable returns, with the highest quality corporate bonds leading the way. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 8.44%.(1) Short- and intermediate-term bonds outperformed long-term bonds. Even high-yield bonds delivered a positive return. The CSFB Global High Yield II Index rose 6.16% for the 12-month period.(1)

INTERNATIONAL
Economies around the globe felt the draft of a weakening U.S. economy. Economic growth slowed in most major industrial nations and in many emerging nations as well. Central banks lowered interest rates to help prop up sagging economies, and international bonds were the primary beneficiaries. A new prime minister in Japan kindled hopes that the nation might see an end to economic and financial woes that have plagued it for more than a decade, but hopes dimmed when no material change occurred. Virtually all major foreign stock markets were in the red. The Morgan Stanley Capital International EAFE Index, a common measure of foreign stock market performance, returned -21.44% for the 12-month period.(1)

LOOKING AHEAD
Although this year will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it is also important to remind ourselves that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery in the final quarter of 2001 was a strong, positive sign that Americans have already regained their optimism. Now, more than ever, it is important to stay with your investment plan. And talk with your financial adviser. He or she can help you identify opportunities and strategies that look attractive in the current environment. It's a good way to start the new year.

    Sincerely,

/s/ Richard S. Davis

    Richard S. Davis
    Chairman

    December 31, 2001

(1) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000(R) Value Index contains only those stocks within the complete Russell 2000(R) Index (a small company index) that show below average growth. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment grade or higher. The CSFB Global High Yield II Index mirrors the public high-yield debt market, representing a total of 250 different sectors within this market. The Morgan Stanley Capital International EAFE Index is comprised of stocks from Europe, Australasia and the Far East. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(3) Currently, Class A shares are only available to certain retirement plans and no front-end sales charge applies. Sales charges of up to 5.75% can apply if Class A shares are made available to other investors.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 2001)
-------------------------------------------------------------------------------

9/00                    $10,000
12/00                     9,753
12/01                     7,670


AVERAGE ANNUAL TOTAL RETURN(2)(3)
(at maximum applicable sales charge)
-------------------------------------------------------------
                              LIFE OF FUND
                             (since 9/5/00)          1 YEAR
-------------------------------------------------------------
  Class A                       -18.16%              -12.74%
------------------------------------------------------------
* Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

ASSETS
Investments in State Street Equity 500 Index Portfolio
  ("Portfolio"), at value (Note 1) .............................  $  3,218,449
Receivable from Distributor (Note 3) ...........................        22,135
Receivable for fund shares sold ................................         1,855
Other assets ...................................................        19,333
                                                                  ------------
                                                                     3,261,772
LIABILITIES
Accrued administration fee (Note 2) ............................         8,695
Accrued transfer agent and shareholder services
  (Note 2) .....................................................         3,812
Accrued trustees' fees (Note 2) ................................         2,699
Accrued administrative fee (Note 2) ............................         1,022
Accrued distribution and service fees (Note 5) .................           700
Other accrued expenses .........................................        76,320
                                                                  ------------
                                                                        93,248
                                                                  ------------
NET ASSETS                                                        $  3,168,524
                                                                  ============
Net Assets consist of:
  Undistributed net investment income ..........................     $  13,348
  Net unrealized depreciation ..................................      (116,112)
  Accumulated net realized loss ................................       (91,670)
  Paid-in capital ..............................................     3,362,958
                                                                  ------------
                                                                  $  3,168,524
                                                                  ============

Net Asset Value, offering price and redemption price per
  share of Class A shares ($3,168,524 / 413,155 shares) ........        $ 7.67
                                                                        ======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 2001

INVESTMENT INCOME
Dividend income allocated from Portfolio ........................  $  20,078
Interest income allocated from Portfolio ........................      1,407
Expenses allocated from Portfolio ...............................       (680)
                                                                   ---------
                                                                      20,805
EXPENSES
Reports to shareholders .........................................    102,371
Administration fee (Note 2) .....................................     87,793
Audit fee .......................................................     36,452
Legal fees ......................................................     25,223
Registration fees ...............................................      8,620
Trustees' fees (Note 2) .........................................      8,357
Administrative fee (Note 2) .....................................      3,770
Distribution and service fees - Class A (Note 5) ................      3,770
Transfer agent and shareholder services (Note 2) ................      3,198
                                                                   ---------
                                                                     279,554
Expenses borne by the Distributor (Note 3) ......................   (271,047)
Fees paid indirectly (Note 2) ...................................       (138)
                                                                   ---------
                                                                       8,369
                                                                   ---------
Net investment income ...........................................     12,436
                                                                   ---------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss allocated from Portfolio on:
  Investment security transactions ..............................    (92,335)
  Financial futures contracts ...................................     (4,840)
                                                                   ---------
    Net realized loss ...........................................    (97,175)
                                                                   ---------
Change in unrealized appreciation (depreciation) allocated
  from Portfolio on:
  Investment securities .........................................    (59,422)
  Financial futures contracts ...................................      1,139
                                                                   ---------
    Change in net unrealized depreciation .......................    (58,283)
                                                                   ---------
  Net loss on investments .......................................   (155,458)
                                                                   ---------
Net decrease in net assets resulting from operations ............  $(143,022)
                                                                   =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              SEPTEMBER 5, 2000
                                              (COMMENCEMENT OF
                                                OPERATIONS) TO         YEAR ENDED
                                               DECEMBER 31, 2000    DECEMBER 31, 2001
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ..................         $       912          $    12,436
Net realized loss ......................              (3,789)             (97,175)
Change in unrealized depreciation ......             (57,829)             (58,283)
                                                 -----------          -----------
Net decrease resulting from
  operations ...........................             (60,706)            (143,022)
                                                 -----------          -----------

Share transactions:
  Proceeds from sale of shares .........             590,503            4,733,061
  Cost of shares redeemed ..............                (677)          (1,950,635)
                                                 -----------          -----------
Net increase from fund share
  transactions .........................             589,826            2,782,426
                                                 -----------          -----------
Total increase in net assets ...........             529,120            2,639,404
NET ASSETS
Beginning of year ......................                --                529,120
                                                 -----------          -----------

End of year (including undistributed net
  investment income of $912 and
  $13,348, respectively) ...............         $   529,120          $ 3,168,524
                                                 ===========          ===========
Number of shares:
  Sold .................................              60,267              602,413
  Redeemed .............................                 (76)            (249,449)
                                                 -----------          -----------
Net increase in fund shares ............              60,191              352,964
                                                 ===========          ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout each year(a)(c)

                                                  SEPTEMBER 5, 2000
                                                  (COMMENCEMENT OF
                                                    OPERATIONS) TO            YEAR ENDED
                                                   DECEMBER 31, 2000       DECEMBER 31, 2001
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR ($) .....................................           10.00                     8.79
                                                     -----------              -----------
Net investment income ($)* .....................            0.02                     0.06
Net realized and unrealized loss on investments ($)        (1.23)                   (1.18)
                                                     -----------              -----------
TOTAL FROM INVESTMENT
  OPERATIONS ($) ...............................           (1.21)                   (1.12)
                                                     -----------              -----------
NET ASSET VALUE, END OF
  YEAR ($) .....................................            8.79                     7.67
                                                     ===========              ===========
Total return (%)(b) ............................          (12.10)(c)               (12.74)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  ($ thousands) ................................             529                    3,169
Expense ratio (%)* .............................            0.60(d)                  0.61
Expense ratio after expense
  reductions (%)* ..............................            0.60(d)                  0.60
Ratio of net investment income to
  average net assets (%)* ......................            0.61(d)                  0.82
*Reflects voluntary reduction of
  expenses of these amounts
  (Note 3) (%) .................................           38.71(d)                 17.94
--------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized.
(d) Annualized.
(e) The per-share amounts and percentages reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the portfolio.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

NOTE 1

State Street Research Equity Index Fund (the "fund"), is a series of State Street Research Master Investment Trust which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on September 5, 2000. The Trust consists presently of two separate funds: State Street Research Equity Index Fund and State Street Research Investment Trust.

The investment objective of the fund is to match as closely as possible, before expenses, the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). The fund invests substantially all of its investable assets in another, separate mutual fund with the same investment objective as the fund: State Street Equity 500 Index Portfolio ("Portfolio"), a portfolio of State Street Master Funds ("SSMF") (the Portfolio and SSMF are not related to the fund). The fund owned 0.12% of the Portfolio at December 31, 2001. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read with the fund's financial statements.

The fund offers five classes of shares. Only Class A shares are presently available for purchase. Class B(1), Class B, Class C, and Class S are not being offered at this time. Currently, Class A shares are only available to certain retirement plans and no front-end sales charges apply. Sales charges of up to 5.75% can apply if Class A shares are made available to other investors. Class A shares pay annual service and distribution fees equal to 0.25% of average daily net assets. Class B(1) and Class B shares would pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares would be subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares would be offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares would be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares would be subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares would also pay annual service and distribution fees of 1.00%. Class S shares would only be offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife Inc. ("MetLife"), and special programs. No sales charge would be imposed at the time of purchase or redemption of Class S shares. Class S shares would not pay any service or distributon fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
The fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income consists of the fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the fund determined in accordance with generally accepted accounting principles.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At August 31, 2001, the fund had a capital loss carryforward of $53,689 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on August 31, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next tax year any net capital losses incurred between each November 1 and the end of its tax year. From November 1, 2000 through August 31, 2001, the fund incurred net capital losses of approximately $227,000 and it intends to defer and treat such losses as arising in the tax year ended August 31, 2002.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. FUTURES CONTRACTS
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. Governments securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

The Portfolio pays an advisory fee of 0.045% of the Portfolio's average daily net assets to the Portfolio's investment adviser, State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company ("SS Bank"). During the year ended December 31, 2001, the amount of such expenses allocated from the Portfolio to the fund was $680.

The fund may pay a management fee of 0.25% annually on assets managed directly by the investment manager. Currently, however, the fund invests exclusively in the Portfolio and no management fee is paid to the investment manager.

The investment manager is also entitled to a general administration fee of 0.25% of the fund's average daily net assets for administrative services provided to the fund. During the year ended December 31, 2001, the fees pursuant to such agreement amounted to $3,770.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended December 31, 2001, the amount of such expenses was $1,837.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended December 31, 2001, the fund's transfer agent fees were reduced by $138 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $8,357 during the year ended December 31, 2001.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing accounting services to the fund. The fee was based on a fixed annual amount that has been allocated equally among State Street Research funds. During the year ended December 31, 2001, the amount of such expenses was $87,793.

NOTE 3

The Distributor and the fund have agreed that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended December 31, 2001, the amount of such expenses assumed by the Distributor and its affiliates was $271,047. The agreement currently limits expenses to 0.35% of average daily net assets exclusive of Rule 12b-1 fees and certain other expenses.

The agreement requires the fund to reimburse the Distributor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitations. The Distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which expenses were originally paid.

NOTE 4

For the year ended December 31, 2001, increases and decreases in the fund's investment in the Portfolio aggregated $3,181,932 and $352,241, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service and distribution fees to the Distributor at a rate of 0.25% of average daily net assets for Class A. Class B(1), Class B and Class C shares pay annual service and distribution fees of 1.00% of average daily net assets. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 2001, fees pursuant to such plans amounted to $3,770 for Class A shares. Under the plan, the fund's payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At December 31, 2001, the Adviser owned one Class A share and MetLife owned 50,000 Class A shares of the fund.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
MASTER INVESTMENT TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH EQUITY INDEX FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Index Fund (a series of State Street Research Master Investment Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2002

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

THE PORTFOLIO

The State Street Equity 500 Index Portfolio's (the "Portfolio") investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known unmanaged stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

From March 31, 2000, commencement of operations of the Portfolio, through December 31, 2001, the Portfolio declined -11.30%. For the same period, the S&P 500 Index declined -24.35%.

                          CHANGE IN VALUE OF $10,000
                     BASED ON THE S&P 500 INDEX COMPARED
                        TO CHANGE IN VALUE OF $10,000
                        INVESTED IN EQUITY INDEX FUND

-----------------------------------
   Average Annual Total Return
-----------------------------------
1 year  Life of Fund (since 9/5/00)
-----------------------------------
-12.74%          -18.16%
-----------------------------------

            Equity Index Fund       S&P 500 Index
--------------------------------------------------
9/00            $10,000                $10,000
12/00             9,753                  9,755
12/01             7,670                  8,596


Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

Currently, Class A shares are only available to certain retirement plans and no front-end sales charge applies. Sales charges of up to 5.75% can apply if Class A shares are made available to other investors.

--------------------------------------------------------------------------------
STATE STREET RESEARCH MASTER INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                                                                 NUMBER OF
                                                                                                   FUNDS
                                    TERM OF                                                       IN FUND
                                    OFFICE                                                        COMPLEX         OTHER
                      POSITION(s) AND LENGTH                                                    OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS            HELD      OF TIME                                                        TRUSTEE/       HELD BY
AND AGE(a)             WITH FUND   SERVED(b)      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS     OFFICER(c)    TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired: formerly Chairman of the Board, Chief         25    Ceridian Corporation
(55)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)
-----------------------------------------------------------------------------------------------------------------------------------
STEVEN A. GARBAN        Trustee      Since    Retired; formerly Senior Vice President for Finance    48    Metropolitan Series
(64)                                 1997     and Operations and Treasurer, The Pennsylvania                Fund, Inc.(d)
                                              State University

-----------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly Executive Vice President, Chief      48    The Clorox Company;
(69)                                 1974     Operating Officer and Director, Hewlett-Packard              KLA-Tencor Corporation;
                                              Company (computer manufacturer)                              BEA Systems, Inc.;
                                                                                                           Cepheid; Pharsight
                                                                                                           Corporation; and
                                                                                                           Metropolitan Series
                                                                                                           Fund, Inc.(d)

-----------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        25    None
(57)                                 1998     George Washington University; formerly a member of
                                              the Board of Governors of the Federal Reserve
                                              System and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission
-----------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founder Investments Ltd. (investments);     48    A.P. PHARMA, Inc.; and
(63)                                 1990     formerly, President, The Glen Ellen Company                  Metropolitan Series
                                              (private investment firm)                                    Fund, Inc.(d)

-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        48    Metropolitan Series
MORTON                               1989     School of Management, Massachusetts Institute of             Fund, Inc.(d)
(64)                                          Technology

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             30    None
(56)                                 2000     Executive Officer of State Street Research &
                                              Management Company; previously, Senior Vice
                                              President, Fixed Income Investments, Metropolitan
                                              Life Insurance Company and Managing Director, J.P.
                                              Morgan Investment Management

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

JOHN S. LOMBARDO         Vice        Since    Executive Vice President and Chief Financial           30    None
(47)                   President     2001     Officer of State Street Research & Management
                                              Company; formerly, Senior Vice President, Product
                                              and Financial Management, MetLife Auto & Home

-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. WEISS           Vice        Since    Executive Vice President and Director of State         27    None
(55)                   President     1996     Street Research & Management Company; formerly,
                                              Senior Vice President, State Street Research &
                                              Management Company

-----------------------------------------------------------------------------------------------------------------------------------
JOHN WILSON              Vice        Since    Senior Vice President of State Street Research &       4     None
(38)                   President     1996     Management Company; formerly, Vice President of
                                              State Street Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    30    None
(45)                                 2001     Research & Management Company; formerly, Vice
                                              President of State Street Research & Management
                                              Company

-----------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Executive Vice President, General Counsel and          30    None
III                                  1995     Secretary of State Street Research & Management
(46)                                          Company; formerly, Senior Vice President of State
                                              Street Research & Management Company

-----------------------------------------------------------------------------------------------------------------------------------
The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 23 separate portfolios.

                     STATE STREET EQUITY 500 INDEX PORTFOLIO



                                  ANNUAL REPORT



                                December 31, 2001

STATE STREET EQUITY 500 INDEX PORTFOLIO

MANAGEMENT DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
-------------------------------------------------------------------------------

The Portfolio
-------------

The State Street Equity 500 Index Portfolio's (the "Portfolio") investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known unmanaged stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

For the year ended December 31, 2001 the Portfolio declined 11.94%. For the same period, the S&P 500 Index declined 11.89%.

The Market
----------

Many people are happy to put the Year 2001 to bed and are looking forward to the Year 2002. Despite very strong performance in the equity markets in the fourth quarter, most equity indexes posted losses for the second year in a row. The Dow lost 5%; the S&P 500 lost 12%; the Nasdaq fell over 20%; the Wilshire 5000 lost over 10%. Two consecutive years of down equity markets has not been seen since the 1970s. The only major U.S. equity index with a positive return for 2001 was the small cap Russell 2000, gaining 2.5%. On an optimistic note, three consecutive down years in the U.S. equity markets is a rare occurrence, last witnessed 60 years ago during the period between 1939 - 1941.

On the back of the horrific events of September 11th and the punishment the markets took in the third quarter, the fourth quarter of 2001 realized positive double-digit equity returns. Perceived progress was seen in the War on Terrorism, and economic indicators pointed to a recovery in 2002. Recessions have historically lasted on average 16 months, and if history is repeated, an upturn may begin July 2002. As the equity markets are forward looking, these expectations began to get priced into the market in the fourth quarter of 2001. During the fourth quarter of 2001, the Dow Jones Industrial Average was up over 13%, while the S&P 500 climbed 11% and the Nasdaq soared over 30%. Additionally, during the fourth quarter of 2001, the Russell 2000 gained over 20% while the broad market Wilshire 5000 gained over 12%.

The Federal Open Market Committee cut rates three times during the fourth quarter, bringing the number of interest rate cuts in 2001 to eleven. The Federal Funds rate now stands at 1.75%, down 425 basis points from 6% at the end of 2000. On top of low interest rates, we are starting the first full year in which Bush's tax cuts take effect. Increased liquidity has generally boded well for the equity markets, but consumers are still laden with heavy debt burdens and company profits are still being hurt as they cut prices and introduce incentives to spur consumer demand. Many Wall Street strategists are predicting equity returns in the mid to high single digits for the coming year, but there still remain risks to the downside as valuations are still relatively high by historical standards.

STATE STREET EQUITY 500 INDEX PORTFOLIO

GROWTH OF A $10,000 INVESTMENT (A)

                   Equity 500             S&P 500
----------------------------------------------------
                Index Portfolio*         Index**(b)
      3/1/2000     $10,000               $10,000
     6/30/2000      10,683                10,686
    12/31/2000       9,759                 9,755
     6/30/2001       9,090                 9,102
    12/31/2001       8,587*                8,597**

--------------------------------------------------------------------------------
                           INVESTMENT PERFORMANCE (a)
--------------------------------------------------------------------------------
                     For the Period Ended December 31, 2001
--------------------------------------------------------------------------------
                                                                  Total Return
                               Total Return           Average Annualized Since
                                One Year             Commencement of Operations
                            December 31, 2001                    March 1, 2000
--------------------------------------------------------------------------------
State Street Equity 500
  Index Portfolio                -11.94%                             -7.95%
S&P 500 Index (b)                -11.89%                             -7.92%
--------------------------------------------------------------------------------

(a) Total returns and performance graph information represent past performance and are not indicative of future results. Investment return and principal value of an investment will fluctuate so that a partner's share, when redeemed, may be worth more or less than its original cost.
(b) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                               Market
                                                Value
                                  Shares        (000)
                               -----------  -----------

COMMON STOCKS - 97.4%
AEROSPACE - 1.2%
Boeing Co.                       209,746    $     8,134
General Dynamics Corp.            50,173          3,996
Lockheed Martin Corp.            108,252          5,052
Northrop Grumman Corp.            27,324          2,755
Raytheon Co.                      96,277          3,126
Rockwell Collins                  44,787            873
United Technologies Corp.        118,701          7,672
                                            -----------
                                                 31,608

BASIC INDUSTRIES - 3.2%
Air Products & Chemicals, Inc.    57,785          2,711
Alcan Inc.                        80,834          2,904
Alcoa, Inc.                      217,527          7,733
Allegheny Technologies, Inc.      19,254            323
Goodrich Co.                      25,267            673
Barrick Gold Corp.               131,110          2,091
Bemis Co., Inc.                   12,953            637
Boise Cascade Corp.               13,566            461
Dow Chemical Co.                 226,153          7,639
Du Pont (E.I.) de
   Nemours & Co.                 256,729         10,914
Eastman Chemical Co.              18,907            738
Engelhard Corp.                   32,024            886
Freeport-McMoRan Copper
   & Gold, Inc. Class B (a)       35,271            472
Great Lakes Chemical Corp.        11,827            287
Hercules, Inc.                    26,442            264
Illinois Tool Works, Inc.         75,954          5,144
Inco, Ltd. (a)                    44,587            755
International Paper Co.          120,702          4,870
Kimberly-Clark Corp.             134,188          8,024
Mead Corp.                        24,259            749
Minnesota Mining &
    Manufacturing Co.             98,644         11,661
Newmont Mining Corp.              47,885            915
Nucor Corp.                       19,032          1,008
Phelps Dodge Corp.                19,228            623
Placer Dome, Inc.                 80,275            876
PPG Industries, Inc.              42,795          2,213
Praxair, Inc.                     41,225          2,278
Rohm & Haas Co.                   56,613          1,961
Sealed Air Corp. (a)              20,518            838
Sigma Aldrich Corp.               18,560            731
Temple-Inland, Inc.               12,037            683
USX-U.S. Steel Group              21,730            394
Waters Corp. (a)                  32,500          1,259
Westvaco Corp.                    24,718            703
Willamette Industries, Inc.       28,178          1,469
Worthington Industries, Inc.      20,912            297
                                             ----------
                                                 86,184

CAPITAL GOODS - 6.1%
Allied Waste Industries, Inc. (a) 48,268            679
Ball Corp.                         6,738            476
Boston Scientific Corp. (a)      101,921          2,458
Caterpillar, Inc.                 86,199          4,504
Cooper Industries, Inc.           22,908            800
Crane Co.                         14,647            376
Cummins Inc.                       9,890            381
Deere & Co.                       59,606          2,602
Dover Corp.                       49,823          1,847
Emerson Electric Co.             106,838          6,101
General Electric Co.           2,484,757         99,589
Grainger W.W., Inc.               23,150          1,111
HCA Inc.                         134,037          5,166
Ingersoll-Rand Co.                41,233          1,724
ITT Industries, Inc.              21,483          1,085
Johnson Controls, Inc.            21,243          1,715
Millipore Corp.                   11,482            697
Pall Corp.                        29,558            711
Parker-Hannifin Corp.             28,642          1,315
TRW, Inc.                         30,592          1,133
Tyco International, Ltd.         499,640         29,429
                                            -----------
                                                163,899

CONSUMER BASICS - 20.6%
Abbott Laboratories              386,670         21,557
Aetna, Inc.                       34,848          1,150
Albertson's, Inc.                101,943          3,210
Allergan, Inc.                    33,393          2,506
American Home Products
    Corp.                        328,085         20,131
AmerisourceBergen Corp.           25,177          1,600
Amgen, Inc. (a)                  261,968         14,783
Archer-Daniels-Midland Co.       168,429          2,417
Bard (C.R.), Inc.                 12,459            804
Bausch & Lomb, Inc.               12,986            489
Baxter International, Inc.       149,305          8,007
Becton, Dickinson & Co.           66,045          2,189
Biogen, Inc. (a)                  38,140          2,187
Biomet, Inc.                      68,994          2,132
Black & Decker Corp.              19,888            750
Bristol-Myers Squibb Co.         485,391         24,755
Campbell Soup Co.                102,853          3,072
Cardinal Health, Inc.            112,439          7,270
Chiron Corp. (a)                  48,258          2,116
Clorox Co.                        60,546          2,395
Coca-Cola Co.                    621,456         29,302
Coca-Cola Enterprises, Inc.      114,392          2,167
Colgate-Palmolive Co.            141,406          8,166
ConAgra, Inc.                    135,227          3,214
Corning, Inc.                    236,387          2,109
Costco Wholesale Corp. (a)       112,399          4,988
CVS Corp.                         99,971          2,959
Forest Laboratories, Inc. (a)     44,340          3,634
General Mills, Inc.               91,140          4,740
Genzyme Corp. (a)                 52,800          3,161
Gillette Co.                     265,063          8,853
H.J. Heinz Co.                    87,607          3,602
Health Management Associates,
    Inc. Class A (a)              60,500          1,113
HEALTHSOUTH Corp. (a)             95,409          1,414
Hershey Foods Corp.               34,995          2,369
Humana, Inc. (a)                  41,643            491
Immunex Corp. (a)                134,400          3,724
Johnson & Johnson                768,144         45,397
Kellogg Co.                      102,258          3,078
King Pharmaceuticals, Inc. (a)    61,991          2,612
Kroger Co. (a)                   202,219          4,220
Lilly (Eli) & Co.                280,661         22,043
Manor Care, Inc. (a)              25,234            598
McKesson HBOC, Inc.               72,247          2,702
MedImmune, Inc. (a)               54,540          2,528
Medtronic, Inc.                  303,708         15,553
Merck & Co., Inc.                569,639         33,495
Pactiv Corp. (a)                  38,859            690
Pepsi Bottling Group, Inc.        70,348          1,653
PepsiCo, Inc.                    441,333         21,489
Pfizer, Inc.                   1,578,779         62,914
Pharmacia Inc.                   326,990         13,946
Philip Morris Cos., Inc.         542,575         24,877
Procter & Gamble Co.             323,496         25,598
Safeway, Inc. (a)                125,944          5,258
Sara Lee Corp.                   196,465          4,368
Schering-Plough Corp.            364,781         13,063
Snap-On Inc.                      14,086            474
St. Jude Medical, Inc. (a)        21,031          1,633
Stanley Works                     20,925            975
Stryker Corp.                     49,713          2,902
SYSCO Corp.                      168,121          4,408
Tenet Healthcare Corp. (a)        80,949          4,753
Tupperware Corp.                  14,177            273
Unilever NV ADR                  144,038          8,298
UnitedHealth Group, Inc.          79,090          5,597
UST Inc.                          39,952          1,398
Watson Pharmaceuticals, Inc. (a)  25,946            815
Wellpoint Health
   Networks, Inc. (a)             15,516          1,813
Winn-Dixie Stores, Inc.           34,369            490
Wrigley Wm., Jr. Co.              56,972          2,927
Zimmer Holdings, Inc. (a)         47,552          1,452
                                            -----------
                                                553,816

CONSUMER DURABLES - 1.5%
AutoZone, Inc. (a)                28,940          2,078
Avery Dennison Corp.              26,993          1,526
Best Buy Co. (a)                  52,740          3,928
Cooper Tire & Rubber Co.          17,774            284
Dana Corp.                        36,253            503
Danaher Corp.                     36,519          2,203
Delphi Automotive Systems
   Corp.                         144,065          1,968
Eaton Corp.                       16,858          1,254
Ford Motor Co.                   461,071          7,248
General Motors Corp.             138,431          6,728
Genuine Parts Co.                 42,126          1,546
Goodyear Tire & Rubber Co.        38,927            927
Harley-Davidson, Inc.             76,002          4,128
Leggett & Platt, Inc.             48,057          1,105
Maytag Corp.                      18,639            578
PACCAR, Inc.                      18,702          1,227
Pitney Bowes, Inc.                63,182          2,376
Visteon Corp.                     32,015            482
Whirlpool Corp.                   16,357          1,199
                                            -----------
                                                 41,288

CONSUMER NON-DURABLES - 7.2%
Adolph Coors Co. Class B           9,137            488
Alberto Culver Co. Class B        13,882            621
Anheuser-Busch Cos., Inc.        225,433         10,192
Avon Products, Inc.               60,017          2,791
Bed Bath & Beyond, Inc. (a)       73,890          2,505
Big Lots, Inc. (a)                27,718            288
Brown-Forman Corp.,
    Class B                       16,755          1,049
Brunswick Corp.                   21,087            459
Circuit City Stores, Inc.         50,967          1,323
Dillard's, Inc. Class A           20,867            334
Dollar General Corp.              80,996          1,207
Eastman Kodak Co.                 74,233          2,185
Family Dollar Stores, Inc.        42,046          1,261
Federated Department Stores,
    Inc. (a)                      48,402          1,980
Fortune Brands, Inc.              37,451          1,483
Gap, Inc.                        216,555          3,019
Hasbro, Inc.                      42,201            685
Home Depot, Inc.                 586,861         29,936
International Flavors &
    Fragrances, Inc.              23,416            696
JC Penney & Co., Inc.             64,443          1,733
Jones Apparel Group, Inc. (a)     30,400          1,008
Kmart Corp. (a)                  119,971            655
Kohl's Corp. (a)                  83,097          5,853
Limited, Inc.                    104,377          1,536
Liz Claiborne, Inc.               12,837            639
Lowe's Cos., Inc.                193,777          8,993
Mattel, Inc.                     110,705          1,904
May Department Stores Co.         75,782          2,802
Newell Rubbermaid, Inc.           65,258          1,799
NIKE, Inc. Class B                68,265          3,839
Nordstrom, Inc.                   32,817            664
Office Depot, Inc. (a)            72,917          1,352
Radioshack Corp.                  45,410          1,367
Reebok International, Ltd. (a)    14,236            377
Sears Roebuck & Co.               82,609          3,935
Staples, Inc. (a)                117,246          2,192
Starbucks Corp. (a)               93,094          1,773
SuperValu, Inc.                   32,230            713
Target Corp.                     226,533          9,299
Tiffany & Co.                     35,787          1,126
TJX Cos., Inc.                    71,119          2,835
Toys "R" Us, Inc. (a)             48,352          1,003
V.F. Corp.                        27,272          1,064
Wal-Mart Stores, Inc.          1,118,127         64,348
Walgreen Co.                     255,876          8,613
                                            -----------
                                                193,924
CONSUMER SERVICES - 1.5%
AMR Corp. (a)                     37,676            835
Carnival Corp.                   147,023          4,128
Convergys Corp. (a)               41,870          1,570
Darden Restaurants, Inc.          28,948          1,025
Delta Air Lines, Inc.             30,149            882
Harrah's Entertainment, Inc. (a)  28,675          1,061
Hilton Hotels Corp.               90,327            986
Marriot International, Inc.
    Class A                       62,392          2,536
McDonald's Corp.                 325,064          8,604
Sabre Holdings Corp.
   Class A (a)                    32,561          1,379
Sapient Corp. (a)                 30,093            232
Southwest Airlines Co.           191,746          3,544
Starwood Hotels & Resorts
   Worldwide, Inc. Class B        48,648          1,452
Tricon Global Restaurants,
    Inc. (a)                      35,996          1,771
USAirways Group, Inc. (a)         16,397            104
Walt Disney Co.                  510,552         10,579
Wendy's International, Inc.       27,786            811
                                            -----------
                                                 41,499
ELECTRICAL EQUIPMENT - 0.6%
American Power Conversion
   Corp. (a)                      46,956            680
CIENA Corp. (a)                   80,131          1,146
Molex, Inc.                       47,811          1,480
Power-One, Inc. (a)               18,992            197
Tektronix, Inc. (a)               22,917            591
Texas Instruments, Inc.          436,351         12,218
Thomas & Betts Corp.              14,222            301
                                            -----------
                                                 16,613

ELECTRONICS - 2.0%
Agilent Technologies, Inc. (a)   115,750          3,300
Altera Corp. (a)                  98,227          2,085
Analog Devices, Inc. (a)          90,307          4,009
Applied Micro Circuits Corp. (a)  73,616            833
Broadcom Corp. (a)                65,766          2,688
Conexant Systems, Inc. (a)        60,517            869
JDS Uniphase Corp. (a)           331,935          2,878
KLA Tencor Corp. (a)              47,505          2,353
Lexmark International Group,
    Inc. Class A (a)              31,409          1,853
Linear Technology Corp.           79,934          3,114
Maxim Integrated Products,
    Inc. (a)                      82,040          4,307
Novellus Systems, Inc. (a)        34,858          1,375
NVIDIA Corp. (a)                  35,900          2,402
QLogic Corp. (a)                  22,610          1,006
QUALCOMM, Inc. (a)               190,037          9,591
Sanmina Corp. (a)                130,431          2,594
Solectron Corp. (a)              205,046          2,313
Teradyne, Inc. (a)                42,677          1,286
Vitesse Semiconductor Corp. (a)   44,943            559
Xilinx, Inc. (a)                  83,790          3,272
                                            -----------
                                                 52,687

ENERGY - 6.7%
Amerada Hess Corp.                21,845          1,365
Anadarko Petroleum Corp.          63,013          3,582
Apache Corp.                      33,749          1,683
Ashland, Inc.                     16,903            779
Baker Hughes, Inc.                85,078          3,103
Burlington Resources, Inc.        54,922          2,062
Calpine Corp. (a)                 73,121          1,228
ChevronTexaco Corp.              266,181         23,853
Conoco, Inc.                     156,163          4,419
Constellation Energy Group        40,071          1,064
Devon Energy Corp.                31,737          1,227
El Paso Corp.                    128,707          5,742
EOG Resources, Inc.               28,348          1,109
ExxonMobil Corp.               1,712,989         67,320
Halliburton Co.                  109,842          1,439
Kerr-McGee Corp.                  24,514          1,343
Kinder Morgan, Inc.               28,015          1,560
McDermott International, Inc. (a) 15,030            184
Mirant Corp. (a)                  87,159          1,396
Nabors Industries, Inc. (a)       35,923          1,233
Noble Drilling Corp. (a)          32,874          1,119
Occidental Petroleum Corp.        94,730          2,513
Phillips Petroleum Co.            94,565          5,699
Progress Energy, Inc.             55,577          2,503
Rowan Cos., Inc. (a)              23,121            448
Royal Dutch Petroleum
   Co. ADR                       535,624         26,256
Schlumberger, Ltd.               144,570          7,944
Sempra Energy                     50,480          1,239
Sunoco, Inc.                      20,548            767
Transocean Sedco Forex, Inc.      81,421          2,754
Unocal Corp.                      62,485          2,254
Marathon Oil Corp.                79,119          2,374
                                            -----------
                                                181,561
FINANCE - 17.9%
AFLAC, Inc.                      132,283          3,249
Allstate Corp.                   183,002          6,167
Ambac Financial Group, Inc.       25,934          1,501
American Express Co.             334,389         11,934
American International Group,
    Inc.                         655,103         52,015
AmSouth Bancorp                   90,702          1,714
AON Corp.                         67,027          2,381
Bank of America Corp.            393,997         24,802
Bank of New York Co., Inc.       185,475          7,567
Bank One Corp.                   292,517         11,423
BB&T Corp.                       110,151          3,978
Bear Stearns Cos., Inc.           22,623          1,327
Capital One Financial Corp.       52,821          2,850
Charter One Financial, Inc.       53,146          1,443
Chubb Corp.                       44,088          3,042
CIGNA Corp.                       37,735          3,496
Cincinnati Financial Corp.        39,400          1,503
Citigroup, Inc.                1,288,365         65,037
Comerica, Inc.                    45,721          2,620
Concord EFS, Inc. (a)            121,186          3,973
Conseco, Inc. (a)                 82,732            369
Countrywide Credit
   Industries, Inc.               28,997          1,188
Equifax, Inc.                     35,030            846
Equity Office Properties Trust   102,500          3,083
Equity Residential Properties
   Trust                          65,700          1,886
Fannie Mae                       249,719         19,853
Federal Home Loan Mortgage
   Corp.                         175,055         11,449
Fifth Third Bancorp              144,660          8,908
Fiserv, Inc. (a)                  48,046          2,033
FleetBoston Financial Corp.      261,731          9,553
Franklin Resources, Inc.          67,123          2,367
Golden West Financial Corp.       40,775          2,400
Hartford Financial Services
   Group, Inc.                    59,600          3,745
Household International Corp.    117,002          6,779
Huntington Bancshares, Inc.       61,483          1,056
J.P. Morgan Chase & Co.          495,481         18,011
Jefferson-Pilot Corp.             37,271          1,725
John Hancock Financial
   Services, Inc.                 77,700          3,209
KeyCorp                          107,815          2,624
Lehman Brothers Holdings, Inc.    61,645          4,118
Lincoln National Corp.            48,139          2,338
Loews Corp.                       49,932          2,765
Marsh & McLennan Cos., Inc.       69,446          7,462
MBIA, Inc.                        36,329          1,948
MBNA Corp.                       214,883          7,564
Mellon Financial Corp.           119,279          4,487
Merrill Lynch & Co., Inc.        210,689         10,981
MetLife, Inc.                    186,984          5,924
MGIC Investment Corp.             26,245          1,620
Moody's Corp.                     38,620          1,539
Morgan Stanley Dean Witter &
   Co.                           274,605         15,361
National City Corp.              150,153          4,391
Northern Trust Corp.              56,077          3,377
Paychex, Inc.                     94,040          3,295
PNC Financial Services,
   Group Inc.                     72,256          4,061
Progressive Corp.                 18,694          2,791
Providian Financial Corp.         69,919            248
Regions Financial Corp.           55,690          1,673
SAFECO Corp.                      31,298            975
Schwab (Charles) Corp.           346,052          5,353
SouthTrust Corp.                  87,210          2,146
St. Paul Cos., Inc.               54,429          2,393
State Street Corp.                81,726          4,270
Stilwell Financial, Inc.          53,659          1,461
SunTrust Banks, Inc.              72,950          4,574
Synovus Financial Corp.           71,060          1,780
T. Rowe Price Group, Inc.         30,016          1,043
Torchmark Corp.                   30,751          1,210
U.S. Bancorp                     488,575         10,226
Union Planters Corp.              33,600          1,516
UnumProvident Corp.               59,112          1,567
USA Education, Inc.               41,015          3,446
Wachovia Corp.                   340,838         10,689
Washington Mutual, Inc.          221,475          7,242
Wells Fargo Co.                  428,381         18,613
XL Capital, Ltd. Class A          33,650          3,074
Zions Bancorp                     22,561          1,186
                                            -----------
                                                481,813

GENERAL BUSINESS - 2.9%
American Greetings Corp.
    Class A                       15,574            215
Automatic Data
    Processing, Inc.             156,874          9,240
Cendant Corp. (a)                243,621          4,777
Cintas Corp.                      41,428          1,989
Clear Channel Communications,
    Inc. (a)                     148,922          7,582
Comcast Corp. Special
   Class A (a)                   237,415          8,547
Computer Sciences Corp. (a)       43,297          2,121
Deluxe Corp.                      17,307            720
Dow Jones & Co., Inc.             21,109          1,155
Ecolab, Inc.                      31,286          1,259
First Data Corp.                  95,515          7,493
Fluor Corp.                       19,395            725
Gannett Co., Inc.                 66,091          4,443
H&R Block, Inc.                   44,738          2,000
IMS Health, Inc.                  72,156          1,408
Interpublic Group Cos., Inc.      95,054          2,808
KB Home                           10,857            435
Knight-Ridder, Inc.               21,029          1,365
McGraw-Hill, Inc.                 49,486          3,018
Meredith Corp.                    12,204            435
New York Times Co. Class A        39,014          1,687
Omnicom Group, Inc.               46,582          4,162
Quintiles Transnational Corp. (a) 28,594            460
R.R. Donnelley & Sons Co.         28,742            853
Robert Half International,
   Inc. (a)                       42,808          1,143
TMP Worldwide, Inc. (a)           26,023          1,116
Tribune Co.                       75,621          2,831
Waste Management, Inc.           156,447          4,992
                                            -----------
                                                 78,979
SHELTER - 0.4%
Centex Corp.                      14,477            827
Georgia-Pacific Group             58,185          1,606
Louisiana Pacific Corp.           25,545            216
Masco Corp.                      116,774          2,861
Pulte Corp.                       14,401            643
Sherwin-Williams Co.              38,092          1,048
Vulcan Materials Co.              24,791          1,188
Weyerhaeuser Co.                  54,409          2,942
                                            -----------
                                                 11,331

TECHNOLOGY - 14.2%
Adobe Systems, Inc.               61,386          1,906
Advanced Micro Devices,
    Inc. (a)                      84,270          1,337
Apple Computer, Inc. (a)          89,719          1,965
Applera Corp. - Applied
    Biosystems Group              51,740          2,032
Applied Materials, Inc. (a)      204,837          8,214
Autodesk, Inc.                    13,231            493
BMC Software, Inc. (a)            59,654            977
Cisco Systems, Inc. (a)        1,829,171         33,126
Citrix Systems, Inc. (a)          45,254          1,025
COMPAQ Computer Corp.            424,671          4,145
Computer Associates
   International, Inc.           143,859          4,962
Compuware Corp. (a)               90,090          1,062
Dell Computer Corp. (a)          649,206         17,645
Electronic Data Systems Corp.    117,671          8,066
EMC Corp.                        554,382          7,451
Gateway, Inc. (a)                 79,076            636
Guidant Corp. (a)                 77,283          3,849
Hewlett-Packard Co.              487,753         10,018
Honeywell International, Inc.    204,232          6,907
Intel Corp.                    1,681,670         52,889
International Business
   Machines Corp.                431,405         52,183
International Game
   Technology (a)                 18,123          1,238
Intuit, Inc. (a)                  53,470          2,287
Jabil Circuit, Inc. (a)           46,799          1,063
LSI Logic Corp. (a)               88,540          1,397
Mercury Interactive Corp. (a)     20,237            688
Micron Technology, Inc. (a)      149,859          4,646
Microsoft Corp. (a)            1,348,656         89,375
National Semiconductor
   Corp. (a)                      42,518          1,309
NCR Corp. (a)                     23,649            872
Network Appliance, Inc. (a)       79,708          1,743
Novell, Inc. (a)                  88,215            405
Oracle Systems Corp. (a)       1,401,509         19,355
Palm, Inc. (a)                   138,886            539
Parametric Technology
    Corp. (a)                     64,737            503
PeopleSoft, Inc. (a)              75,123          3,020
PerkinElmer, Inc.                 32,191          1,127
PMC-Sierra, Inc. (a)              40,322            857
Rockwell International Corp.      44,787            800
Scientific-Atlanta, Inc.          39,921            956
Siebel Systems, Inc. (a)         114,732          3,210
Sun Microsystems, Inc. (a)       817,269         10,052
Symbol Technologies, Inc.         55,500            881
Tellabs, Inc. (a)                100,185          1,498
Textron, Inc.                     34,531          1,432
Thermo Electron Corp.             44,389          1,059
Unisys Corp. (a)                  77,514            972
VERITAS Software Corp. (a)        99,959          4,481
Xerox Corp.                      170,039          1,772
Yahoo!, Inc. (a)                 145,024          2,574
                                            -----------
                                                380,999

TELECOMMUNICATIONS - 7.8%
ADC Telecommunications,
    Inc. (a)                     191,459            881
Andrew Corp. (a)                  19,974            437
AOL Time Warner, Inc. (a)      1,107,356         35,546
AT&T Corp.                       885,966         16,071
AT&T Wireless Services,
    Inc. (a)                     635,728          9,135
Avaya, Inc. (a)                   69,515            845
BellSouth Corp.                  467,793         17,846
CenturyTel, Inc.                  34,535          1,133
Citizens Communications
    Co. (a)                       69,842            745
Comverse Technology, Inc. (a)     45,440          1,016
Lucent Technologies, Inc.        859,409          5,406
Motorola, Inc.                   551,791          8,288
Nextel Communications,
    Inc. Class A (a)             195,939          2,147
Nortel Networks Corp.            795,417          5,966
Qwest Communications
    International, Inc.          414,435          5,856
SBC Communications, Inc.         841,679         32,969
Univision Communications,
    Inc. Class A (a)              53,610          2,169
Verizon Communications           679,797         32,263
Viacom, Inc. Class B (a)         444,341         19,618
WorldCom, Inc.                   738,640         10,400
                                            -----------
                                                208,737
TRANSPORTATION - 0.6%
Burlington Northern, Inc.         99,181          2,829
CSX Corp.                         52,299          1,833
FedEx Corp. (a)                   77,293          4,010
Navistar International Corp.      14,504            573
Norfolk Southern Corp.            94,254          1,728
Ryder Systems, Inc.               13,865            307
Union Pacific Corp.               62,415          3,558
                                            -----------
                                                 14,838

UTILITIES - 3.0%
AES Corp. (a)                    136,343          2,229
Allegheny Energy, Inc.            30,555          1,107
Alltel Corp.                      78,156          4,825
Ameren Corp.                      33,557          1,419
American Electric
  Power Co., Inc.                 81,019          3,527
Cinergy Corp.                     38,949          1,302
CMS Energy Corp.                  32,338            777
Consolidated Edison, Inc.         54,467          2,198
Dominion Resources, Inc.          65,285          3,924
DTE Energy Co.                    40,371          1,693
Duke Energy Corp. NPV            194,679          7,643
Dynegy, Inc. Class A              82,208          2,096
Edison International              79,792          1,205
Entergy Corp.                     56,674          2,217
Exelon Corp.                      80,681          3,863
FirstEnergy Corp.                 75,458          2,639
FPL Group, Inc.                   45,008          2,538
KeySpan Corp.                     33,643          1,166
Niagara Mohawk
   Holdings, Inc. (a)             38,765            687
NICOR, Inc.                       11,144            464
NiSource, Inc.                    50,611          1,167
Peoples Energy Corp.               8,299            315
PG&E Corp.                        94,845          1,825
Pinnacle West Capital Corp.       20,781            870
PPL Corp.                         35,741          1,246
Public Service Enterprise
   Group, Inc.                    53,371          2,252
Reliant Energy, Inc.              72,856          1,932
Southern Co.                     171,237          4,341
Sprint Corp. (Fon Group)         221,391          4,446
Sprint Corp. (PCS Group) (a)     246,845          6,025
TECO Energy, Inc.                 33,200            871
TXU Corp.                         64,715          3,051
Williams Cos.                    129,163          3,296
Xcel Energy, Inc.                 87,095          2,416
                                            -----------
                                                 81,572
TOTAL COMMON STOCKS
(cost $2,357,647,405)                         2,621,348
                                            -----------

GOVERNMENT AND AGENCY
   SECURITIES - 0.3%
United States Treasury Bill (b) (c)
   1.65% due 03/14/02             $8,235    $     8,208
                                            -----------
TOTAL GOVERNMENT AND AGENCY
   SECURITIES (cost $8,207,824)                   8,208
                                            -----------

                                  Shares

SHORT TERM INVESTMENTS - 4.5%
AIM Short Term Investment
   Prime Portfolio                61,912         61,912
State Street Navigator Securities
   Lending Prime Portfolio (d)    60,799         60,799
Money Market Obligations Trust         3              3
                                            -----------
TOTAL SHORT TERM INVESTMENTS
(cost $122,714,230)                             122,714
                                            -----------
TOTAL INVESTMENTS - 102.2%
 (cost $2,488,569,459)                        2,752,270
OTHER ASSETS AND LIABILITIES NET - (2.2%)       (59,972)
                                            -----------
 NET ASSETS -100%                            $2,692,298
                                            ===========

(a) Non-income producing security.
(b) Held as collateral in connection with futures contracts purchased by the Portfolio.
(c) Rate represents annualized yield at date of purchase.
(d) Security represents investment made with cash collateral received from securities loaned.

Abbreviations
ADR - American Depositary Receipt
NV - Non-voting


SCHEDULE OF FUTURES CONTRACTS

                                                     Unrealized
                                        Number of   Appreciation
                                        Contracts       (000)
                                        ---------  -------------
S&P 500 Financial Futures Contracts
     Expiration date 03/2002                230    $     1,224
                                                   -----------
Total unrealized appreciation on
     Open futures contracts purchased              $     1,224
                                                   ===========

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
(Amounts in thousands)

ASSETS
Investments at market (identified cost $2,488,569)                  $2,752,270
Receivables:
     Investments sold                                                      453
     Dividends and interest                                              2,777
                                                                    ----------

         Total assets                                                2,755,500

LIABILITIES
Payables:
     Investments purchased                                               1,720
     Due upon return of securities loaned                               60,799
     Management fees (Note 4)                                              102
     Daily variation margin on futures contracts                           581
                                                                    ----------

         Total liabilities                                              63,202
                                                                    ----------

NET ASSETS                                                          $2,692,298
                                                                    ==========

COMPOSITION OF NET ASSETS
Paid-in capital                                                     $2,427,373
Net unrealized appreciation on investments
     and futures contracts                                             264,925
                                                                    ----------

NET ASSETS                                                          $2,692,298
                                                                    ==========

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(Amounts in thousands)

INVESTMENT INCOME
     Dividends (net of foreign taxes withheld of $260)                $  35,575
     Interest                                                             2,845
                                                                      ---------
         Total Investment Income                                         38,420
EXPENSES
     Management fees (Note 4)                              $   1,252
                                                           ---------
         Total Expenses                                                   1,252
                                                                      ---------
NET INVESTMENT INCOME                                                    37,168
                                                                      ---------
REALIZED AND UNREALIZED LOSS Net realized loss on:
     Investments and foreign currency transactions          (130,959)
     Futures contracts                                       (12,772)
                                                           ---------
                                                                       (143,731)
Net change in unrealized appreciation/(depreciation) on:
     Investments and foreign currency transactions          (265,286)
     Futures contracts                                         2,958
                                                           ---------
                                                                       (262,328)
                                                                      ---------
Net realized and unrealized loss                                       (406,059)
                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(368,891)
                                                                      =========

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
(Amounts in thousands)


For the Year                                                    For the Period
                                                                    Ended                   Ended
                                                               December 31, 2001       December 31, 2000*
                                                               -----------------       ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Net investment income                                        $   37,168                $   24,343
     Net realized loss                                              (143,731)                  (51,513)
     Net change in unrealized depreciation                          (262,328)                 (145,536)
                                                                  ----------                ----------
         Net decrease in net assets resulting from operations       (368,891)                 (172,706)
                                                                  ----------                ----------
CAPITAL TRANSACTIONS
     Proceeds from contributions                                     720,722                 3,861,947
     Fair value of withdrawals                                      (616,804)                 (731,970)
                                                                  ----------                ----------
         Net increase in net assets from capital transactions        103,918                 3,129,977
                                                                  ----------                ----------
TOTAL NET INCREASE/(DECREASE) IN NET ASSETS                         (264,973)                2,957,271
NET ASSETS
Beginning of period                                                2,957,271                       -
                                                                  ----------                ----------
End of period                                                     $2,692,298                $2,957,271
                                                                  ==========                ==========

* The Portfolio commenced operations on March 1, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                                                                     For the Year          For the Period
                                                                         Ended                 Ended
                                                                   December 31,2001     December 31, 2000*
                                                                  ------------------    ------------------
SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period (in thousands)                        $2,692,298            $2,957,271
     Ratios to average net assets:
         Operating expenses                                               0.045%                0.045%**
         Net investment income                                             1.34%                 1.14%**
     Portfolio turnover rate                                                 14%                   18%
     Total return (a)                                                    (11.94%)               (2.41%)***

  *  The Portfolio commenced operations on March 1, 2000.
 **  Annualized
***  Not Annualized
(a)  Results represent past performance and are not indicative of future results.

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ORGANIZATION
State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises five investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, and the State Street Aggregate Bond Index Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2001, only State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

2. SIGNIFICANT ACCOUNTING POLICIES
The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

SECURITY VALUATION: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each investor's average net assets.

FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

FUTURES: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

SECURITIES LENDING: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2001, the value of the securities loaned amounted to $58,241,608. The loans were collateralized with cash of $60,798,725, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio.

3. SECURITIES TRANSACTIONS
For the period ended December 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $555,450,402 and $456,069,197, respectively. The aggregate gross unrealized appreciation and depreciation were $535,727,395 and $272,026,746, respectively, as of December 31, 2001.

4. RELATED PARTY FEES AND TRANSACTIONS
The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA, directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), SSgA receives a management fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
DECEMBER 31, 2001

                                            STATE STREET MASTER FUNDS (UNAUDITED)

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS IN
                             POSITION(S)    TERM OF OFFICE                                FUND COMPLEX      OTHER
                             HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION      OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       FUND           TIME SERVED         DURING PAST FIVE YEARS    TRUSTEE           HELD BY TRUSTEE
----------------------       ----           -----------         ----------------------    -------           ---------------

NON-INTERESTED TRUSTEES

Michael F. Holland
Age: 57                      Trustee and    Term: Indefinite    Holland & Company         10                Director of
P.O. Box 5049                Chairman of                        L.L.C., Chairman, 1995                      the Holland
Boston, MA 02206             the Board      Elected: 9/99       to present.                                 Series Fund,
                                                                                                            Inc. and the
                                                                                                            China Fund,
                                                                                                            Inc.

William L. Boyan
Age: 65                      Trustee        Term: Indefinite    Trustee of Old Mutual     10                Trustee of Old
P.O. Box 5049                                                   South Africa Equity                         Mutual South
Boston, MA 02206                            Elected: 9/99       Trust since 1983;                           Africa Equity
                                                                Chairman of the Board                       Trust
                                                                of Trustees of
                                                                Children's Hospital and
                                                                Children's Medical
                                                                Center since 1984;
                                                                Director of John
                                                                Hancock Mutual Life
                                                                Insurance Company, 1983
                                                                to 1998; and President
                                                                and Chief Operations
                                                                Officer of John Hancock
                                                                Mutual Life Insurance
                                                                Company, 1992 to 1998.
                                                                Mr. Boyan retired in
                                                                1999.

Rina K. Spence
Age: 53                      Trustee        Term: Indefinite    President of SpenceCare   10                Director of
P.O. Box 5049                                                   International LLC since                     Berkshire Life
Boston, MA 02206                            Elected: 7/99       1998; Chief Executive                       Insurance
                                                                Officer of Consensus                        Company of
                                                                Pharmaceutical, Inc.,                       America
                                                                1998 to 1999; and
                                                                Founder, President and
                                                                Chief Executive Officer
                                                                of Spence Center for
                                                                Women's Health, 1994 to
                                                                1998.

Douglas T. Williams          Trustee        Term: Indefinite    Executive Vice            10                None
Age: 60                                                         President of Chase
P.O. Box 5049                               Elected: 7/99       Manhattan Bank, 1987 to
Boston, MA                                                      1999.  Mr. Williams
02206                                                           retired in 1999.


OFFICERS:

                                                                                          ------            ------
Kathleen C. Cuocolo          President      Term: Indefinite    Executive Vice
Age: 49                                                         President of State
Two Avenue de Lafayette,                    Elected: 5/00       Street Bank and Trust
Boston, MA 02111                                                Company since 2000; and
                                                                Senior Vice
                                                                President of
                                                                State Street
                                                                Bank and Trust
                                                                Company, 1982 to
                                                                2000.

Janine L. Cohen                                                                           ------            ------
Age: 48                      Treasurer      Term: Indefinite    Senior Vice President
Two Avenue de Lafayette,                                        of State Street Bank
Boston, MA 02111                            Elected: 5/00       and Trust Company since
                                                                  2001; and Vice
                                                                President of State
                                                                Street Bank and Trust
                                                                Company, 1992 to 2000.

Julie A. Tedesco                                                                          ------            ------
Age: 44                      Secretary      Term: Indefinite    Vice President and
One Federal Street                                              Counsel of State Street
Boston, MA 02110                            Elected: 5/00       Bank and Trust Company
                                                                since 2000; and Counsel
                                                                of First Data Investor
                                                                Services Group, Inc.,
                                                                1994 to 2000.

K. David James                                                                            ------            ------
Age: 31                      Assistant      Term: Indefinite    Associate Counsel of
One Federal Street           Secretary                          State Street Bank and
Boston, MA 02110                            Elected: 9/01       Trust Company since
                                                                2000, and 1998-1999;
                                                                Paralegal Manager of
                                                                PFPC Inc., 1999-2000;
                                                                and Legal Manager of
                                                                Fidelity Investments,
                                                                1996-1998.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments and schedule of futures contracts, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds)(the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 1, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from March 1, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

STATE STREET RESEARCH EQUITY INDEX FUND                       -----------------
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QUESTIONS? COMMENTS?

E-MAIL us at:
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WRITE us at:
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        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Equity Index Fund prospectus.

When used after March 31, 2002, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0203) SSR-LD                                   EI-3094-0202